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                                                                    Exhibit 10.3

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                               BUNGE MASTER TRUST


                                POOLING AGREEMENT


                                      Among


                               BUNGE FUNDING, INC.


                        BUNGE MANAGEMENT SERVICES, INC.,
                                   as Servicer


                                       and


                            THE CHASE MANHATTAN BANK,
                                   as Trustee



                           Dated as of August 25, 2000

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


ARTICLE I
      DEFINITIONS............................................................1

      SECTION 1.01.    Definitions...........................................1
      SECTION 1.02.    Other Definitional Provisions.........................1


ARTICLE II
      CONVEYANCE OF  LOANS; REPRESENTATIONS,
      WARRANTIES AND COVENANTS...............................................3

      SECTION 2.01.    Conveyance of Loans...................................3
      SECTION 2.02.    Acceptance by Trustee.................................6
      SECTION 2.03.    Representations and Warranties of the
                       Company Relating to the Company.......................6
      SECTION 2.04.    Representations and Warranties of the
                       Company Relating to the Purchased Loans..............10
      SECTION 2.05.    Adjustment Payment for Ineligible Loans..............11
      SECTION 2.06.    Affirmative Covenants of the Company.................12
      SECTION 2.07.    Negative Covenants of the Company....................16


ARTICLE III
      RIGHTS OF HOLDERS AND ALLOCATION AND
      APPLICATION OF COLLECTIONS............................................19

      SECTION 3.01.    Establishment of Collection Account;
                       Certain Allocations..................................19


ARTICLE IV
      ARTICLE IV IS RESERVED AND MAY BE SPECIFIED IN
      ANY SUPPLEMENT WITH RESPECT TO THE SERIES
      RELATING THERETO......................................................25


ARTICLE V
      THE INVESTOR CERTIFICATES AND EXCHANGEABLE
      COMPANY INTEREST......................................................25

      SECTION 5.01.    The Investor Certificates............................25
      SECTION 5.02.    Authentication of Certificates.......................26
      SECTION 5.03.    Registration of Transfer and Exchange of
                       Investor Certificates................................26

      SECTION 5.04.    Mutilated, Destroyed, Lost or Stolen Investor
                       Certificates.........................................28
      SECTION 5.05.    Persons Deemed Owners................................28
      SECTION 5.06.    Appointment of Paying Agent..........................29
      SECTION 5.07.    Access to List of Investor Certificateholders'
                       Names and Addresses..................................30
      SECTION 5.08.    Authenticating Agent.................................30
      SECTION 5.09.    Tax Treatment........................................32
      SECTION 5.10.    Exchangeable Company Interest........................32
      SECTION 5.11.    Book-Entry Certificates..............................35
      SECTION 5.12.    Notices to Clearing Agency...........................36
      SECTION 5.13.    Definitive Certificates..............................36


ARTICLE VI
      OTHER MATTERS RELATING TO THE COMPANY.................................36

      SECTION 6.01.    Liability of the Company.............................36
      SECTION 6.02.    Limitation on Liability of the Company...............37


ARTICLE VII
      EARLY AMORTIZATION EVENTS.............................................37

      SECTION 7.01.    Early Amortization Events............................37
      SECTION 7.02.    Additional Rights upon the Occurrence of
                       Certain Events.......................................38


ARTICLE VIII
      THE TRUSTEE...........................................................40

      SECTION 8.01.    Duties of Trustee....................................40
      SECTION 8.02.    Rights of the Trustee................................42
      SECTION 8.03.    Trustee Not Liable for Recitals......................43
      SECTION 8.04.    Trustee May Own Investor Certificates................44
      SECTION 8.05.    Trustee's Fees and Expenses..........................44
      SECTION 8.06.    Eligibility Recitals.................................44
      SECTION 8.07.    Resignation or Removal of Trustee....................45
      SECTION 8.08.    Successor Trustee....................................46
      SECTION 8.09.    Merger or Consolidation of Trustee...................46
      SECTION 8.10.    Appointment of Co-Trustee or Separate
                       Trustee..............................................46
      SECTION 8.11.    Tax Returns..........................................48
      SECTION 8.12.    Trustee May Enforce Claims Without
                       Possession of Investor Certificates..................48
      SECTION 8.13.    Suits for Enforcement................................49
      SECTION 8.14.    Rights of Investor Certificateholders To Direct
                       Trustee..............................................49


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      SECTION 8.15.    Representations and Warranties of Trustee............49
      SECTION 8.16.    Maintenance of Office or Agency......................50
      SECTION 8.17.    Limitation of Liability..............................50
      SECTION 8.18.    Consequential Damages................................50


ARTICLE IX
      TERMINATION...........................................................50

      SECTION 9.01.    Termination of Trust.................................50
      SECTION 9.02.    Optional Purchase and Final Termination Date
                       of Investor Certificates of Any Series...............51
      SECTION 9.03.    Final Payment with Respect to Any Series.............53
      SECTION 9.04.    Company's Termination Rights.........................54


ARTICLE X
      MISCELLANEOUS PROVISIONS..............................................54

      SECTION 10.01.   Amendment............................................54
      SECTION 10.02.   Protection of Right, Title and Interest to
                       Trust................................................56
      SECTION 10.03.   Limitation on Rights of Holders......................57
      SECTION 10.04.   Governing Law........................................58
      SECTION 10.05.   Notices..............................................58
      SECTION 10.06.   Severability of Provisions...........................58
      SECTION 10.07.   Assignment...........................................58
      SECTION 10.08.   Investor Certificates Nonassessable and Fully
                       Paid.................................................58
      SECTION 10.09.   Further Assurances...................................59
      SECTION 10.10.   No Waiver; Cumulative Remedies.......................59
      SECTION 10.11.   Counterparts.........................................59
      SECTION 10.12.   Third-Party Beneficiaries............................59
      SECTION 10.13.   Actions by Investor Certificateholders...............59
      SECTION 10.14.   Merger and Integration...............................60
      SECTION 10.15.   Headings.............................................60
      SECTION 10.16.   No Setoff............................................60
      SECTION 10.17.   No Bankruptcy Petition...............................60
      SECTION 10.18.   Limitation of Liability..............................60
      SECTION 10.19.   Certain Information..................................61
      SECTION 10.20.   Responsible Officer Certificates; No Recourse........61
      SECTION 10.21.   Chase Conflict Waiver................................61


                                    EXHIBITS

Exhibit A   Internal Operating Procedures Memorandum


                                      iii
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                                    SCHEDULES

Schedule 1  Daily Report
Schedule 2  Identification of the Trust Accounts
Schedule 3 Location of Chief Executive Office and Jurisdiction of Formation of the Company


                                      ANNEX

Annex X  Definitions


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            POOLING AGREEMENT dated as of August 25, 2000 among BUNGE FUNDING,
INC., a Delaware corporation (the "COMPANY"), BUNGE MANAGEMENT SERVICES, INC., a Delaware corporation (in its capacity as servicer, the "SERVICER"), and THE CHASE MANHATTAN BANK, a New York banking corporation, not in its individual capacity, but solely as trustee (in such capacity, the "TRUSTEE").


                              W I T N E S S E T H:

            WHEREAS, as of the date of this Pooling Agreement, (i) the Company and Bunge Finance and Bunge Finance North America, each as Sellers, have entered into a Sale Agreement (as amended, supplemented or otherwise modified from time to time, the "SALE AGREEMENT") and (ii) the Company, the Servicer and the Trustee have entered into a Servicing Agreement (as amended, supplemented or otherwise modified from time to time, the "SERVICING AGREEMENT");

            WHEREAS, the parties hereto have entered into this Pooling Agreement in order to create a master trust to which the Company will transfer all its right, title and interest in, to and under the Purchased Loans and other Trust Assets now or hereafter owned by the Company and such master trust shall, from time to time at the direction of the Company (or the Servicer on its behalf), issue one or more Series of Investor Certificates, representing interests in the Purchased Loans and such other Trust Assets as specified in the Supplement related to such Series;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. DEFINITIONS. Capitalized terms used herein shall, unless otherwise defined or referenced herein, have the meanings assigned to such terms in Annex X attached hereto which Annex X is incorporated by reference herein.

            SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

                (a) All terms defined or incorporated by reference in this Agreement, the Servicing Agreement or in any Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or incorporated by reference herein, and accounting terms partly defined herein or incorporated by reference herein to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein or incorporated by reference herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein or incorporated by reference herein shall control.

                (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, subsections, Schedules, Exhibits and Appendices in or to this Agreement unless otherwise specified.

                (d) The definitions contained herein or incorporated by reference herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                (e) Where a definition contained herein or incorporated by reference herein specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating the specific Series or Class to which such definition shall apply.

                (f) Where reference is made in this Agreement or any related Supplement to the principal amount of Purchased Loans, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Annex X attached hereto) of such Purchased Loans.

                (g) Any reference herein or in any other Transaction Document to a provision of the Bankruptcy Code, Code, ERISA, 1940 Act or the UCC shall be deemed a reference to any successor provision thereto.

                (h) Any reference herein to a Schedule, Exhibit or Appendix to this Agreement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, modified or supplemented from time to time to the extent that such Schedule, Exhibit or Appendix may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule, Exhibit or Appendix) in compliance with the terms of the Transaction Documents.

                (i) Any reference herein to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a

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        reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

            (j) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                                   ARTICLE II

                                  CONVEYANCE OF
                             LOANS; REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

            SECTION 2.01. CONVEYANCE OF LOANS.

                (a) By execution and delivery of this Agreement, the Company does hereby assign, set over and otherwise convey to the Trust on the Effective Date and from time to time on any Business Day on which the Servicer delivers a Daily Report to the Trustee, for the benefit of the Holders, without recourse (except as specifically provided herein), all its present and future right, title and interest in, to and under:

                        (i) the Purchased Loans acquired by the Company from the
                Sellers from time to time prior to but not including the Trust Termination Date as indicated in the Daily Report delivered to the Trustee on the Effective Date or such Business Day;

                        (ii) the Related Property;

                        (iii) all Collections;

                        (iv) all rights (including rescission, replevin or
                reclamation) relating to any Purchased Loan or arising therefrom;

                        (v) each of the Sale Agreement and the Servicing
                Agreement, including in respect of each agreement, (A) all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder and (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of

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                the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing set forth in subclauses (v) (A) through (E), inclusive, the "TRANSFERRED AGREEMENTS");

                        (vi) the Collection Account, including (A) all funds and
                other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or any funds and other evidences of payment held therein, (B) all investments of such funds held in the Collection Account and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for the then existing Collection Account and (D) all interest, dividends, cash, instruments and other property from time to time received, or otherwise distributed in respect of or in exchange for the then existing Collection Account; and

                        (vii) all proceeds of or payments in respect of any and
                all of the foregoing clauses (i) through (vi) (including proceeds that constitute property of the types described in clause (vi) above and including Collections).

Such property described in the foregoing clauses (i) through (vii), together with all investments and all monies on deposit in any other bank account or accounts maintained for the benefit of any Holders for payment to the Holders shall constitute the assets of the Trust (collectively, the "TRUST ASSETS").

            Subject to SECTION 5.09, although it is the intent of the parties to this Agreement that the conveyance of the Company's right, title and interest in, to and under the Purchased Loans and the other Trust Assets pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, the Company hereby grants to the Trustee for the benefit of the Holders to secure the Company Obligations a perfected first priority security interest in all of the Company's present and future right, title and interest in, to and under the Purchased Loans and the other Trust Assets, and that this Agreement shall be deemed to constitute a security agreement under applicable law in favor of the Trustee, for the benefit of the Investor Certificateholders.

                (b) The assignment, setover and conveyance to the Trust pursuant to SUBSECTION 2.01(A) shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such assignment, setover and conveyance shall be construed accordingly. In connection with the foregoing assignment, the Company and the Servicer agree to deliver to the Trustee each Trust Asset evidencing a Purchased Loan or any Related Property with respect thereto (including any original document or instrument necessary to effect or to perfect such assignment) in which the transfer of an interest is being perfected under the relevant UCC or otherwise by possession and not by filing a financing statement or similar document. Without limiting the generality of the foregoing sentence, the Company and the Servicer agree to deliver or cause to be delivered to the Trustee an original of (i) any promissory note or other instrument, including but not limited to each Loan Note, evidencing a Purchased Loan sold to the Trust (endorsed to the order of the Trustee for the benefit of the Holders) and (ii) any chattel paper evidencing a Purchased Loan sold to the Trust (endorsed to the order of the Trustee for the benefit of the Holders).

            Notwithstanding the assignment of the Transferred Agreements set forth in SUBSECTION 2.01(A), the Company does not hereby assign or delegate any of its duties or obligations under the Sale Agreement to the Trust or the Trustee, and neither the Trust nor the Trustee accepts such duties or obligations, and the Company shall continue to have the right and the obligation to purchase Eligible Loans sold by the Sellers thereunder from time to time and to consummate the other transactions and take any actions contemplated thereby. The foregoing assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in its capacity as a Holder, of any obligation of the Servicer, the Company, the Sellers, or any other Person in connection with the Purchased Loans or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

            In connection with such assignment, the Company agrees to record and file, or cause to be recorded or filed, at its own expense, any financing statements or other similar filings (and continuation statements with respect to such financing statements or other similar filings when applicable), (i) with respect to the Purchased Loans and (ii) with respect to any other Trust Assets for which a security interest may be perfected under the relevant UCC or other applicable laws, legislation or similar statute by such filing, in each case meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the assignment of the Purchased Loans and such other Trust Assets (excluding returned merchandise) to the Trust, and to deliver a file-stamped copy or certified statement of such financing statement (or other similar filing) or other evidence of such filing to the Trustee on or prior to the date of issuance of any Investor Certificates or the Exchangeable Company Interest. Until the termination of this Agreement, the Company and the Servicer hereby irrevocably authorizes the Trustee to file one or more financing or continuation statements (or other similar filing), and amendments thereto, relative to all or any part of the Purchased Loans and the other Loan Assets sold or to be sold by the Company without the signature of the Company to the extent permitted by applicable law. Notwithstanding the immediately preceding sentence, the Trustee shall be under no obligation whatsoever to file such financing statement (or other similar filing), or a continuation statement to such financing statement (or other similar filing), or to make any other filing under the UCC or other applicable laws, legislation or similar statute in connection with such transfer. The Trustee shall be entitled to conclusively rely on the filings (or other similar filings) made by or on behalf of the Company without any independent investigation and the Company's obligation to make such filings as evidence that such filings have been made.

            In connection with such assignment, the Company further agrees, at its own expense, on each Loan Purchase Date, (a) to cause the Servicer to indicate, in the Servicer's computer files maintained on behalf of the Company containing the master database of Purchased Loans and to cause (or cause the Servicer to cause) each Seller to indicate in its records containing its master database of Purchased Loans, that Purchased Loans have been conveyed to the Company or the Trust, as the case may be, pursuant to the Sale Agreement or this Agreement, respectively, for the benefit of the Holders and (b) to deliver or transmit or cause the Servicer on behalf of the Company to deliver or transmit to the Trustee a Daily Report containing at least the information specified in
Schedule 1 as to all Purchased Loans, as of each related Loan Purchase Date.

            SECTION 2.02. ACCEPTANCE BY TRUSTEE.

                (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest in, to and under the property, now existing and hereafter created, assigned to the Trust pursuant to SECTION 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Holders. The Trustee shall maintain a copy of each Monthly Settlement Statement and Daily Report, as delivered from time to time, at the Corporate Trust Office.

                (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

            SECTION 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE COMPANY. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, as of the Effective Date and as of the Issuance Date of each Series, that:

                (a) ORGANIZATION; POWERS. The Company (i) is a company duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated hereby to which it is or will be a party.

                (b) AUTHORIZATION. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the performance of the Transactions (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (1) any Requirement of Law or (2) any provision of any Transaction Document or any other material Contractual Obligation to which the Company is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Transaction Document or any other material Contractual Obligation or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company (other than any Lien created hereunder or contemplated or permitted hereby).

                (c) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Transaction Document to which the Company is a party when executed and delivered by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

                (d) GOVERNMENTAL APPROVALS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (i) the filing of UCC financing statements (or similar filings) in any applicable jurisdictions necessary to perfect the Trust's ownership or security interest in the Purchased Loans, and (ii) such as have been made or obtained and are in full force and effect; PROVIDED, that the Company makes no representation or warranty as to whether any action, consent, or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the distribution of the Certificates and Interests.

                (e) LITIGATION; COMPLIANCE WITH LAWS.

                        (i) There are no actions, suits or proceedings at law or
                in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against the Company or affecting the Company or any properties, revenues or rights of the Company (i) which involve this Agreement or any of the other Transaction Documents or any of the Transactions, (ii) which could reasonably be expected to affect adversely the income tax or franchise tax attributes of the Trust under the United States federal or any state or franchise tax systems or
                (iii) for which there exists a reasonable possibility of an outcome that would result in a Material Adverse Effect.

                        (ii) The Company is not in default with respect to any
                judgment, writ, injunction, decree or order of any Governmental Authority, which would reasonably be expected to have a Material Adverse Effect.

                        (iii) The Company has complied with all applicable
                provisions of its organizational or governing documents and, in all material respects, any other Requirements of Law with respect to the Company, its business and properties and the Trust Assets.

                (f) AGREEMENTS.

                        (i) The Company has no Contractual Obligations other
                than (A) the Transaction Documents to which it is a party and
                (B) any other agreements or instruments that the Company is not prohibited from entering into by SUBSECTION 2.07(F) and that, in the aggregate, neither contain payment obligations or other liabilities on the part of the Company in excess of $100,000 nor would upon default result in a Material Adverse Effect. Other than the restrictions created by the Transaction Documents, the Company is not subject to any corporate restriction that could reasonably be expected to have a Material Adverse Effect.

                        (ii) The Company is not in default in any material
                respect under any provision of any Transaction Document or any other material Contractual Obligation to which it is a party or by which it or any of its properties or assets are or may be bound.

                (g) FEDERAL RESERVE REGULATIONS.

                        (i) The Company is not engaged principally, or as one of
                its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                        (ii) No part of the proceeds from the issuance of any
                Investor Certificates will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

                (h) INVESTMENT COMPANY ACT. Neither the Company nor the Trust is an "investment company", or a company "controlled" by an "investment company" as defined in, or subject to regulation under, the 1940 Act.

                (i) NO EARLY AMORTIZATION EVENT. No Early Amortization Event or Potential Early Amortization Event has occurred and is continuing.

                (j) TAX RETURNS. The Company has filed or caused to be filed all material tax returns and has paid or caused to be paid or made adequate provision for all taxes due and payable by it and all assessments received by it except to the extent that any failure to file or nonpayment (i) is being contested in good faith in appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP or (ii) could not reasonably be expected to result in a Material Adverse Effect.


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

                (k) LOCATION OF RECORDS; CHIEF EXECUTIVE OFFICE; JURISDICTION OF FORMATION. The offices at which the Company keeps its records concerning the Purchased Loans either (x) are located at the addresses set forth for the Sellers on Schedule 3 of the Sale Agreement or (y) the Company has notified the Trustee of the location thereof in accordance with the provisions of SUBSECTION 2.07(G) of this Agreement. The chief executive office of the Company is located at the address set forth on Schedule 3 and is the place where the Company is "located" for the purposes of
        Section 9-103(3)(d) of the UCC as in effect in the State of New York (or analogous provision of any other similar applicable statute or legislation). As of the Effective Date, the state and county where the chief executive office of the Company is "located" for the purposes of
        Section 9-103(3)(d) of the UCC as in effect in the State of New York (or analogous provision of any other similar applicable statute or legislation) has not changed in the past four months. The Company was formed in the State of Delaware.

                (l) SOLVENCY. No Insolvency Event with respect to the Company has occurred and the transfer of the Purchased Loans by the Company to the Trust has not been made in contemplation of the occurrence thereof. Both prior to and after giving effect to the transactions occurring on the Effective Date and each Issuance Date, the Company is and will be Solvent. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

                (m) SUBSIDIARIES. The Company has no Subsidiaries.

                (n) NAMES. The legal name of the Company is as set forth in this Agreement. The Company has no trade names, fictitious names, assumed names or "doing business as" names.

                (o) LIABILITIES. Other than, (i) the liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents and (ii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, the Company does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due.

                (p) COLLECTION ACCOUNT. Except to the extent otherwise permitted under the terms of this Agreement, the Collection Account is free and clear of any Lien (except for Trustee Liens).

                (q) COMPANY MATERIAL ADVERSE EFFECT. Since the Effective Date no event has occurred which has had a Material Adverse Effect.

                (r) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Company in the United States.

            The representations and warranties as of the date made set forth in this SECTION 2.03 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to the Letter of Credit Agent and the Administrative Agent. The Trustee's obligations in respect of any breach are limited as provided in SUBSECTION 8.02(G).

            SECTION 2.04. REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE PURCHASED LOANS. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, with respect to each Purchased Loan transferred to the Trust as of the related Loan Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

                (a) LOAN DESCRIPTION. As of the related Loan Purchase Date, the Daily Report delivered or transmitted pursuant to SUBSECTION 2.01(B) sets forth in all material respects a complete listing of all Purchased Loans, aggregated by Obligor, to be sold to the Trust on the related Loan Purchase Date and the information contained therein in accordance with Schedule 1 with respect to each such Purchased Loan is true and correct (except for any errors or omissions that do not result in material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders with respect to any Purchased Loan) as of the related Loan Purchase Date.

                (b) NO LIENS. Each Purchased Loan existing on the Effective Date or, in the case of Purchased Loans transferred to the Trust after the Effective Date, on the related Loan Purchase Date has been conveyed to the Trust free and clear of any Lien, except for Permitted Liens and Trustee Liens.

                (c) ELIGIBLE LOAN. To the best of the Company's knowledge, on the Effective Date, each Purchased Loan transferred to the Trust that is included in the calculation of the initial Aggregate Loan Amount is an Eligible Loan and, in the case of Purchased Loans transferred to the Trust after the Effective Date, on the related Loan Purchase Date, each such Purchased Loan that is included in the calculation of the Aggregate Loan Amount on such related Loan Purchase Date is an Eligible Loan.

                (d) FILINGS. All filings and other acts (including but not limited to the acts required by SUBSECTION 2.01(B) and notifying related Obligors of the assignment of a Purchased Loan, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Company (or its assignees) to provide such notification subsequent to the applicable Loan Purchase Date without materially impairing the Trust's ownership or security interest in the Trust Assets and without incurring material expenses in connection with such notification) necessary or advisable under the relevant UCC or under other applicable laws of jurisdictions outside the United States (to the extent applicable) shall have been made or performed in order to grant the Trust on the applicable Loan Purchase Date a full legal and beneficial ownership or first priority perfected security interest in respect of all Purchased Loans.

            The representations and warranties as of the date made set forth in this SECTION 2.04 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties (or of any Purchased Loan encompassed by the representation and warranty in SUBSECTION 2.04(C) not being an Eligible Loan as of the relevant Loan Purchase Date), the party discovering such breach shall give prompt written notice to the other parties and to the Letter of Credit Agent and the Administrative Agent. The Trustee's obligations in respect of any breach are limited as provided in SUBSECTION 8.02(G).

            SECTION 2.05. ADJUSTMENT PAYMENT FOR INELIGIBLE LOANS.

                (a) ADJUSTMENT PAYMENT OBLIGATION. If (i) any representation or warranty under SUBSECTIONS 2.04(A) or (B) is not true and correct as of the date specified therein with respect to any Purchased Loan transferred to the Trust, or any Purchased Loan encompassed by the representation and warranty in SUBSECTION 2.04(C) is determined not to have been an Eligible Loan as of the relevant Loan Purchase Date, (ii) there is a breach of any covenant under SUBSECTION 2.07(B) with respect to any Purchased Loan or (iii) the Trust's interest in any Purchased Loan is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or the failure to take action by, the Company (any Purchased Loan as to which the conditions specified in any of clause (i), (ii) or (iii) of this SUBSECTION 2.05(A) exists is referred to herein as an "INELIGIBLE PURCHASED LOAN") then, after the earlier (the date on which such earlier event occurs, the "INELIGIBILITY DETERMINATION DATE") to occur of the discovery by the Company of any such event that continues unremedied or receipt by the Company of written notice given by the Trustee or the Servicer of any such event that continues unremedied, the Company shall make an adjustment payment with respect to such Ineligible Purchased Loan on the terms and conditions set forth in SUBSECTION 2.05(B).

                (b) ADJUSTMENT PAYMENT AMOUNT. Subject to the last sentence of this SUBSECTION 2.05(B), the Company shall make an adjustment payment with respect to each Ineligible Purchased Loan as required pursuant to SUBSECTION 2.05(A) by depositing in the Collection Account in immediately available funds on the related Ineligibility Determination Date an amount equal to the lesser of (x) the amount by which the Aggregate Target Loan Amount exceeds the Aggregate Loan Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Purchased Loan) and (y) the aggregate outstanding Principal Amount of all such Ineligible Purchased Loans (the "TRANSFER DEPOSIT AMOUNT").

Upon transfer or deposit of the Transfer Deposit Amount, the Trust shall automatically and without further action be deemed to have agreed to pay to the Company, without recourse, representation or warranty, all Collections in respect of each such Ineligible Purchased Loan. Except as otherwise specified in any Supplement, the obligation of the Company to pay such Transfer Deposit Amount with respect to any Ineligible Purchased Loan shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders) unless such obligation is not satisfied in full in accordance with the terms of this Agreement.

            SECTION 2.06. AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, the Company shall:

                (a) FINANCIAL STATEMENTS, REPORTS, ETC.

                        (i) Furnish to the Trustee, the Letter of Credit Agent,
                the Administrative Agent and the Rating Agencies, within 90 days after the end of each fiscal year, the balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such year, all audited by the Company's Independent Public Accountants and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of the Company in accordance with GAAP consistently applied;

                        (ii) Furnish to the Trustee, the Letter of Credit Agent,
                the Administrative Agent and the Rating Agencies, within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the Company's unaudited balance sheet and related statements of income, stockholders' equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the Company;

                        (iii) Furnish to the Trustee, the Letter of Credit Agent
                and the Administrative Agent, together with the financial statements required pursuant to clauses (i) and (ii) above, a compliance certificate signed by a Responsible Officer of the Company stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Company and (y) to the best of such Person's knowledge, no Early Amortization Event or Potential Early Amortization Event exists, or if any Early Amortization Event or Potential Early Amortization Event exists, stating the nature and status thereof;

                        (iv) Furnish to the Trustee, the Letter of Credit Agent
                and the Administrative Agent, promptly upon the furnishing thereof to the shareholders of the Company, copies of all financial statements, financial reports and proxy statements so furnished;

                        (v) Furnish to the Trustee, the Letter of Credit Agent
                and the Administrative Agent, promptly, all information, documents, records, reports, certificates, opinions and notices received by the Company from the Sellers under the Sale Agreement; and

                        (vi) Furnish to the Trustee, the Letter of Credit Agent
                and the Administrative Agent, promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, or compliance with the terms of any Transaction Document, in each case as the Letter of Credit Agent, the Administrative Agent or the Trustee may reasonably request.

                (b) PAYMENT OF OBLIGATIONS; COMPLIANCE WITH OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature (including, without limitation, all taxes, assessments, levies and other governmental charges imposed on it), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company. The Company shall defend the right, title and interest of Trustee and the Holders in, to and under the Purchased Loans and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, the Sellers or the Servicer. The Company will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Purchased Loan and will do nothing to impair the rights of the Holders in such Purchased Loan.

                (c) INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee, the Letter of Credit Agent and the Administrative Agent upon reasonable advance notice to visit and inspect any of its properties, examine and make copies and abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be requested, subject to the Company's security and confidentiality requirements, and to discuss the business, operations and financial condition of the Company with officers and employees of the Company and with its Independent Public Accountants. The first such examination or visit during each fiscal year of the Company and any such examination or visit following an Early Amortization Event or Potential Early Amortization Event shall be at the cost and expense of the Company; all other such examinations or visits shall be at the cost and expense of the party or parties making such examination or visit.

                (d) COMPLIANCE WITH LAW. Comply with all Requirements of Law, the provisions of the Transaction Documents and all other material Contractual Obligations applicable to the Company except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

                (e) PURCHASE OF LOANS. Purchase Loans solely in accordance with the Sale Agreement or this Agreement.

                (f) DELIVERY OF COLLECTIONS. In the event that the Company receives Collections directly from Obligors, deliver or deposit such Collections into the Collection Account within one Business Day after its receipt thereof.

                (g) NOTICES. Promptly (and, in any event, within five Business Days after a Responsible Officer of the Company becomes aware of such event) give written notice to the Trustee, each Rating Agency, the Letter of Credit Agent and the Administrative Agent for any Outstanding Series of:

                        (i) the occurrence of any Early Amortization Event or
                Potential Early Amortization Event, the statement of a Responsible Officer of the Company setting forth the details of such Early Amortization Event or Potential Early Amortization Event and the action taken, or which the Company proposes to take, with respect thereto; and

                        (ii) any Lien not permitted by SUBSECTION 2.07(B)(I) on
                Purchased Loans or any other Trust Assets.

                (h) COLLECTION ACCOUNT. Take all reasonable actions necessary to ensure that the Collection Account shall be free and clear of, and defend the Collection Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process.

                (i) SEPARATE CORPORATE EXISTENCE.

                        (i) Except as set forth in the Transaction Documents,
                maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and ensure that the funds of the Company will not be diverted to any other Person or for other than corporate uses of the Company, nor will such funds be commingled with the funds of a Seller or any Subsidiary or Affiliate of a Seller provided that the foregoing restriction shall not preclude the Company from lending its excess cash balances to a Seller or any Subsidiary or Affiliate of the Seller for investment (which may include inter-Affiliate loans made by the Seller or any Subsidiary or Affiliate of the Seller) on a pooled basis as part of the cash management system maintained by a Seller for its consolidated group so long as all such transactions are properly reflected on the books and records of the Company and the Sellers (and any Subsidiary or Affiliate of the Sellers, if applicable);

                        (ii) To the extent that it shares the same officers or
                other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

                        (iii) To the extent that it jointly contracts with any
                of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs. All material transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm's length basis;

                        (iv) Maintain office space separate from the office
                space of the Sellers and their Affiliates (but which may be located at the same address as a Seller or one of a Seller's Affiliates). To the extent that the Company and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

                        (v) Issue separate financial statements prepared not
                less frequently than annually and prepared in accordance with GAAP;

                        (vi) Conduct its affairs strictly in accordance with its
                organizational documents and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding regular and special stockholders' and directors, meetings appropriate to authorize all corporate action, keeping separate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                        (vii) Not assume or guarantee any of the liabilities of
                the Sellers, the Servicer or any Affiliate thereof; and

                        (viii) Take, or refrain from taking, as the case may be,
                all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Company and (y) comply with those procedures described in such provisions which are applicable to the Company.

                (j) PRESERVATION OF CORPORATE EXISTENCE. (i) Except as otherwise permitted by the Transaction Documents, preserve, renew and keep in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except where the failure to maintain the same would not have a Material Adverse Effect.

                (k) ASSESSMENTS. Promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it except such taxes, assessments, levies and other governmental charges that (i) are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves or
        (ii) the failure to pay, satisfy or discharge would not reasonably be expected to result in a Material Adverse Effect.

                (l) OBLIGATIONS. Defend the right, title and interest of the Trust in, to and under the Purchased Loans and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through the Company. The Company will duly fulfill all obligations on its part to be fulfilled under or in connection with each Purchased Loan and will do nothing to materially impair the rights of the Company in such Purchased Loan.

                (m) ENFORCEMENT OF SALE AGREEMENT. The Company shall use its best efforts to enforce all rights held by it under the Sale Agreement.

                (n) MAINTENANCE OF PROPERTY. Keep or request the Servicer to keep all property and assets useful and necessary to permit the monitoring and collection of Purchased Loans.

            SECTION 2.07. NEGATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, it shall not directly or indirectly:

                (a) LIMITATION ON LIABILITIES. Create, incur, assume or suffer to exist any Indebtedness, except (i) liabilities or obligations representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents and (ii) liabilities or obligations for services supplied or furnished to the Company in an amount not to exceed $100,000 at any time outstanding; PROVIDED that any Indebtedness permitted hereunder and described in clauses (i) and (iii) shall be payable by the Company solely from funds available to the Company which are not otherwise required to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement.

                (b) LIMITATION ON TRANSFERS OF PURCHASED LOANS, ETC. Except as otherwise permitted by the Transaction Documents, at any time sell, transfer or otherwise dispose of any of the Purchased Loans, Related Property or the proceeds thereof pursuant to:

                        (i) any Lien Creation except for Permitted Liens; or

                        (ii) any Investment except in respect of or in
                connection with (A) the purchase of Purchased Loans and Related Property from a Seller or its Affiliates, (B) an advance or loan made to a Seller or (C) investments of proceeds as contemplated in any Pooling and Servicing Agreement.

                (c) LIMITATION ON GUARANTEE OBLIGATIONS. Become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise other than under or in connection with any Pooling and Servicing Agreement.

                (d) LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

                (e) BUSINESS OF THE COMPANY. Engage at any time in any business or business activity other than the acquisition of Loans pursuant to the Sale Agreement, the assignments and transfers hereunder, the other transactions contemplated by the Transaction Documents and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing.

                (f) AGREEMENTS. Become a party to any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents, and agreements necessary to perform its obligations under the Transaction Documents, (ii) issue any power of attorney (except to the Trustee or the Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents), or (iii) amend, supplement, modify or waive any of the provisions of the Sale Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder unless such amendment, supplement, modification or waiver or such exercise of consent rights would not have a Material Adverse Effect and the Rating Agency Condition shall have been satisfied with respect to any such amendments, supplements, modifications or waivers.

                (g) OFFICES. Change the state of its incorporation or move the location of its chief executive office or of any of the offices where it keeps its records with respect to the Purchased Loans, or its legal head office to a new location within or outside the jurisdiction where such office is now located, without (i) thirty (30) days prior written notice to the Trustee, the Letter of Credit Agent, the Administrative Agent and each Rating Agency and (ii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or other applicable laws or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Purchased Loans now owned or hereafter created.

                (h) CHANGE IN NAME. Change its name, identity or corporate structure in any manner that would or is likely (i) to make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-402(7) of the New York UCC (or analogous provision of any other similar applicable statute or legislation) or (ii) to impair the perfection of the Trust's interest in any Purchased Loan under any other similar law, without thirty (30) days' prior written notice to the Trustee, the Letter of Credit Agent, the Administrative Agent and each Rating Agency.

                (i) CHARTER. Amend or make any change or modification to its certificate of incorporation or its by-laws without first satisfying the Rating Agency Condition and obtaining the consent of the Letter of Credit Agent and the Administrative Agent (PROVIDED that, notwithstanding anything to the contrary in this SECTION 2.07, the Company may make amendments, changes or modifications pursuant to changes in law of the jurisdiction of its incorporation or amendments to change the Company's name (subject to compliance with clause (h) above), registered agent or address of registered office).

                (j) ACCOUNTING FOR PURCHASES. Except as otherwise required by law, prepare any financial statements which shall account for the transactions contemplated under the Sale Agreement or hereunder in any manner other than as a sale of the Purchased Loans from the Sellers to the Company and from the Company to the Trust, respectively, or in any other respect account for or treat the transactions contemplated under the Sale Agreement or hereunder (including for financial accounting purposes, except as required by law) in any manner other than as sales of the Purchased Loans from the Sellers to the Company and from the Company to the Trust, respectively; PROVIDED, HOWEVER, that this subsection shall not apply for any tax or tax accounting purposes.

                (k) EXTENSION OR AMENDMENT OF PURCHASED LOANS. Extend, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Purchased Loans, except (a) as required by any Requirement of Law and (b) the Company may extend, amend or otherwise modify the terms of any Purchased Loans so long as the affected Purchased Loan constitutes an Eligible Loan after taking into account such extension, amendment or modification; PROVIDED, HOWEVER, that the Company shall not extend any Purchased Loan to the extent Collections on such Purchased Loan are necessary to repay (i) the aggregate principal and interest due and owing with respect to any Exiting Loans made by Exiting Banks pursuant to SUBSECTION 4.03(C)(II) of the Liquidity Agreement or (ii) the Invested Amount plus accrued and unpaid interest with respect to any Series as to which the Amortization Period shall have occurred and be continuing.

                (l) SALE AGREEMENT. Take any action under the Sale Agreement that shall have a Material Adverse Effect.

                (m) LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for any Exchangeable Company Interest, the Purchased Loans and the other Trust Assets.

                                   ARTICLE III

                        RIGHTS OF HOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

                    THE FOLLOWING PORTION OF THIS ARTICLE III
                          IS APPLICABLE TO ALL SERIES.

            SECTION 3.01. ESTABLISHMENT OF COLLECTION ACCOUNT; CERTAIN ALLOCATIONS.

                (a) The Trustee, for the benefit of the Investor Certificateholders, as their interests appear in this Agreement, shall cause to be established and maintained in the name of the Trustee as trustee of the Trust with an Eligible Institution or with the corporate trust department of the Trustee or an Eligible Institution or an affiliate of the Trustee or an Eligible Institution, a segregated trust account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "SERIES COLLECTION SUBACCOUNT" and, collectively, the "SERIES COLLECTION SUBACCOUNTS") and for the Company (the "COMPANY COLLECTION SUBACCOUNT"). For administrative purposes only, the Trustee may establish or cause to be established for a Series, so long as such Series is an Outstanding Series, sub-subaccounts of the Series Collection Subaccounts with respect to such Series (respectively, the "SERIES PRINCIPAL COLLECTION SUB-SUBACCOUNT" and "SERIES NON-PRINCIPAL COLLECTION Sub-subaccount" and, collectively, the "SERIES COLLECTION SUB-SUBACCOUNTS").

                (b) AUTHORITY OF THE TRUSTEE IN RESPECT OF THE COLLECTION
        ACCOUNT.

                        (i) The Trustee shall possess all right, title and
                interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If, at any time, the Servicer has actual notice or knowledge that any institution holding the Collection Account has ceased to be an Eligible Institution, the Servicer shall direct the Trustee to establish within thirty (30) days a substitute account therefor with an Eligible Institution, transfer any cash and/or any Eligible Investments to such new account and from the date any such substitute accounts are established, such account shall be the Collection Account. Neither the Company, the Servicer nor any person or entity claiming by, through or under the Company or the Servicer, shall have any right, title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicer in SUBSECTION 2.02(A) of the Servicing Agreement, the Servicer shall have the power to instruct the Trustee in writing to make withdrawals from and payments to the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

                        (ii) The Servicer agrees to give written direction
                (which may be included within any Monthly Settlement Statement or Daily Report) in a timely manner to the Trustee to apply all Collections with respect to the Purchased Loans and to make all other applications, allocations and distributions described in
                Article III and in the Supplement with respect to each Outstanding Series.

                        (iii) Each Series of Investor Certificates shall
                represent Fractional Undivided Interests as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article III (as supplemented by the Supplement related to such Series) to be deposited in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to each outstanding Series, the "INVESTOR CERTIFICATEHOLDERS' INTEREST"). The Exchangeable Company Interest shall represent the interest in the Trust not represented by any Series of Investor

                Certificates then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article III to be paid to the Company (the "EXCHANGEABLE COMPANY Interest"); PROVIDED, HOWEVER, that no such Exchangeable Company Interest shall represent any interest in any Trust Account and any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this Article III.

                (c) ADMINISTRATION OF THE COLLECTION ACCOUNT. At the written direction of the Company (or the Servicer on behalf of the Company), funds on deposit in the Collection Account and any Series Collection Subaccount available for investment, shall be invested by the Trustee in Eligible Investments selected by the Company (or the Servicer on behalf of the Company). All such Eligible Investments shall be held by the Trustee for the benefit of the Investor Certificateholders. The Trustee may liquidate any Eligible Investment when required to make a transfer of funds or an application pursuant to this Agreement or any related Supplement. The Company (or the Servicer on behalf of the Company) agrees to use its reasonable efforts to schedule the maturity of such Eligible Investments so as to avoid the necessity of liquidating the same. The Company shall bear the expense of any cost incurred in respect of liquidation of an investment hereunder. Amounts on deposit in any sub-subaccounts as specified in the related Supplement shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the date which is specified in any Supplement. The Trustee, or its nominee or custodian, shall maintain possession of the negotiable instruments or securities, if any, evidencing any Eligible Investments from the time of purchase thereof until the time of sale or maturity. Any earnings (net of losses and investment expenses) (the "INVESTMENT EARNINGS") on such invested funds in a Series Collection Subaccount and any other sub-subaccounts as specified in the related Supplement will be deposited by the Trustee in the Series Collection Subaccount or in such other sub-subaccount specified in the related supplement. It is expressly acknowledged and agreed that the Company (or the Servicer on its behalf) is authorized to direct the purchase of, and the Trustee may, to the extent permitted by applicable banking laws and regulations, purchase investments constituting Eligible Investments (i) from Chase or any other Affiliate of Chase, including securities that are underwritten, placed or dealt in by Chase or any other Affiliate of Chase, or (ii) from money market funds or management investment companies for which Chase or any Affiliate is investment manager, advisor, administrator, shareholder, servicing agent and/or custodian or
        (iii) that involve Chase or an Affiliate of Chase as a participant or counterparty. It is further acknowledged and agreed that Chase and/or such Affiliates of Chase may receive advisory fees, referral fees and other compensation in connection with such services that are distinct from the fees, charges and expenses of Chase in its various capacities hereunder.

                (d) COLLECTIONS.

                        (i) Promptly following the receipt of Collections in the
                form of available funds in a Lock-Box Account, but in no event later than 12:00 (Noon), New York City time, on the Business Day following the Business Day Received, the Servicer shall transfer, or cause to be transferred, all Collections on deposit in the form of available funds in the Lock-Box Accounts directly to the Collection Account.

                        (ii) If the Daily Report specified in SUBSECTION
                3.01(B)(II) is received by the Trustee at or before 12:00
                (Noon), New York City time, on any Business Day, the Trustee shall transfer, within a reasonable time on such Business Day, from aggregate Collections deposited in the Collection Account, to the respective Series Collection Subaccount, an amount equal to the product of (x) the applicable Invested Percentage for such Outstanding Series and (y) such aggregate Collections deposited in the Collection Account in accordance with the Daily Report.

                        (iii) If the Daily Report specified in SUBSECTION
                3.01(B)(II) is received by the Trustee at or before 12:00
                (Noon), New York City time, on any Business Day, the Trustee shall, if required by the related Supplement, allocate, within a reasonable time on such Business Day, funds transferred to the Series Collection Subaccount for each Outstanding Series pursuant to the preceding SUBSECTION 3.01(D)(II) to the Series Non-Principal Collection Sub-subaccount and the Series Principal Collection Sub-subaccount of each such Series in accordance with the Daily Report and the related Supplement for such Series.

                        (iv) Except as otherwise provided in a Supplement, if
                the Daily Report specified in SUBSECTION 3.01(B)(II) is received by the Trustee at or before 12:00 (Noon), New York City time, on such Business Day, the Trustee shall transfer in accordance with such Daily Report, within a reasonable time on such Business Day, to the Company Collection Subaccount the remaining funds, if any, on deposit in the Collection Account on such day after giving effect to transfers to be made pursuant to SUBSECTION 3.01(D)(II).

                (e) CERTAIN ALLOCATIONS FOLLOWING AN AMORTIZATION PERIOD.

                        (i) If, on any Settlement Report Date, an Amortization
                Period has occurred and is continuing with respect to any Outstanding Series and at such Settlement Report Date, a Revolving Period is still in effect with respect to any other Outstanding Series (a "SPECIAL ALLOCATION SETTLEMENT REPORT DATE"), then the Servicer shall make the following calculations:

                                (A) the amount (the "ALLOCABLE CHARGED-OFF
                        AMOUNT") equal to the excess, if any, of (I) the aggregate Principal Amount of

                        Defaulted Loans for the related Settlement Period over
                        (II) the aggregate Principal Amount of Recoveries received during the related Settlement Period; and

                                (B) the amount (the "ALLOCABLE RECOVERIES
                        AMOUNT") equal to the excess, if any, of (I) the aggregate Principal Amount of Recoveries received during the related Settlement Period over (II) the aggregate Principal Amount of Defaulted Loans for the related Settlement Period.

                        (ii) If, on any Special Allocation Settlement Report
                Date, either of the Allocable Charged-off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions received pursuant to subsection (b)(ii) above) make
                (A) a pro rata allocation to each Outstanding Series (based on the Invested Percentage for such Series) of a portion (as determined in clause (iii) below) of each such positive amount and (B) an allocation to the Exchangeable Company Interest of the remaining portion of each such positive amount.

                        (iii) With respect to each portion of the Allocable
                Charged-off Amount and the Allocable Recoveries Amount which is allocated to an Outstanding Series pursuant to SUBSECTION 3.01(E)(II), the Trustee shall (in accordance with the written direction of the Servicer) apply each such amount to such Series in accordance with the related Supplement for such Series.

                (f) ALLOCATIONS FOR THE EXCHANGEABLE COMPANY INTEREST. On each Business Day on which the Servicer delivers a Daily Report to the Trustee, after making all allocations required pursuant to SUBSECTION 3.01(D), the Trustee shall (in accordance with the written direction of the Servicer, upon which the Trustee may conclusively rely) transfer, using its best efforts to transfer within two hours of receipt of Collections and the Daily Report, and, if the Collections and the Daily Report are received by the Trustee no later than 12:00 (Noon), New York City time, making such transfer no later than 4:30 p.m., New York City time, on such Business Day, the amounts on deposit in the Company Collection Subaccount to the holder of the Exchangeable Company Interest or to such accounts or such Persons as the holder of the Exchangeable Company Interest may direct in writing (which direction may consist of standing instructions provided by the holder of the Exchangeable Company Interest that shall remain in effect until changed by the holder of the Exchangeable Company Interest in writing); PROVIDED, HOWEVER, that a transfer for purposes of this SUBSECTION 3.01(F) shall be deemed to have occurred at such time as the Trustee instructs the applicable Federal Reserve Bank, as clearing bank for the Trustee, to debit the Trustee's account in the amount of the outgoing amount; PROVIDED FURTHER that a failure of the Trustee to transfer funds by 4:30 p.m., New York City time, shall not be a breach of this SUBSECTION 3.01(F) if (i) the same bank wire transfer program is not used by both the Company and the Trustee to make such transfers or (ii) a Trustee Force Majeure Delay occurs, and in either such event the Trustee shall use its best efforts to transfer funds within a reasonable time.

                (g) SETOFF. In addition to the provisions of SECTION 8.05, (i) if the Company shall fail to make a payment as provided in this Agreement or any Supplement, the Servicer or the Trustee may set off and apply any amounts otherwise payable to the Company under any Pooling and Servicing Agreement. The Company hereby waives demand, notice or declaration of such setoff and application; PROVIDED that notice will promptly be given to the Company of such setoff and application; PROVIDED FURTHER that failure to give such notice shall not affect the validity of such setoff; and (ii) in the event the Servicer shall fail to make a payment as provided in any Pooling and Servicing Agreement, the Trustee may set off and apply any amounts otherwise payable to the Servicer in its capacity as Servicer under the Transaction Documents on account of such obligation. The Servicer hereby waives demand, notice or declaration of such setoff and application; PROVIDED that notice will promptly be given to the Servicer of such setoff; PROVIDED FURTHER that failure to give such notice shall not affect the validity of such setoff.

                (h) ALLOCATION AND APPLICATION OF FUNDS. The Servicer shall direct the Trustee in writing (which may be given in the form of the Monthly Settlement Statements or the Daily Reports) to apply all Collections with respect to the Purchased Loans as described in this
        Article III and in the Supplement with respect to each Outstanding Series. The Servicer shall direct the Trustee in writing to pay Collections to the holder of the Exchangeable Company Interest to the extent such Collections are allocated to the Exchangeable Company Interest under SUBSECTION 3.01(F) and as otherwise provided in Article
        III. Unless otherwise provided in one or more Supplements, if the Trustee receives any Monthly Settlement Statement or Daily Report at or before 12:00 (Noon), New York City time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

                 THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.
                 SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE
                   SERIES RELATING TO THE SUPPLEMENT IN WHICH
                             SUCH REMAINDER APPEARS.

                                   ARTICLE IV

                             ARTICLE IV IS RESERVED
                     AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                  WITH RESPECT TO THE SERIES RELATING THERETO.

                                    ARTICLE V

                          THE INVESTOR CERTIFICATES AND
                          EXCHANGEABLE COMPANY INTEREST

            SECTION 5.01. THE INVESTOR CERTIFICATES. The Investor Certificates of each Series and any Class thereof shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Investor Certificates shall, upon issue, be executed by the Company (on behalf of the Trustee of the Trust and without the Company incurring any personal liability in respect of the Investor Certificates) and delivered to the Trustee for authentication and redelivery as provided in SECTION 5.02. Except as otherwise set forth as to any Series or Class in the related Supplement, the Investor Certificates shall be issued by the Trust in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a Book-Entry Certificate pursuant to SECTION 5.11 in an original principal amount equal to the Initial Invested Amount with respect to such Series. The Company is hereby authorized by the Trust to execute and deliver each Investor Certificate and any documents related thereto on behalf of the Trust. In so doing, the Company acts as agent of the Trust and shall incur no personal liability in respect of the Investor Certificates. Each Investor Certificate shall be executed by manual or facsimile signature on behalf of the Company, as agent of the Trust, by a Responsible Officer. Investor Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Company, as agent of the Trust, shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Investor Certificates or does not hold such office at the date of the authentication and delivery of such Investor Certificates. No Investor Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Investor Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Investor Certificate shall be conclusive evidence, and the only evidence, that such Investor Certificate has been duly authenticated and delivered hereunder. All Investor Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

            SECTION 5.02. AUTHENTICATION OF CERTIFICATES.

                (a) The Trustee shall authenticate and deliver the initial Series of Investor Certificates that is issued upon the written order of the Company (or the Servicer on behalf of the Company) in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment to the Company of the Initial Invested Amount. The Investor Certificates shall be duly authenticated by or on behalf of the Trustee in authorized denominations equal to (in the aggregate) the Initial Invested Amount. Upon a Company Exchange as provided in SECTION 5.10 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Persons designated in such Supplement. Upon the written order of the Company (or the Servicer on behalf of the Company), the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates.

                (b) COMPANY CERTIFICATES. Upon written request of the Company, the Trustee shall authenticate and deliver to the Company one or more certificates representing the Exchangeable Company Interest in a form reasonably satisfactory to the Trustee. Such certificates shall be duly authenticated by or on behalf of the Trustee in denominations as requested by the Company. The Company shall pay all costs associated with such issuance of certificates.

            SECTION 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF INVESTOR CERTIFICATES.

                (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "TRANSFER AGENT AND REGISTRAR") in accordance with the provisions of SECTION 8.16 a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints The Chase Manhattan Bank as Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Chase Manhattan Bank shall be permitted to resign as Transfer Agent and Registrar upon 30 days prior written notice to the Company, the Trustee and the Servicer; PROVIDED, HOWEVER, that such resignation shall not be effective and The Chase Manhattan Bank shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Company and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of SECTIONS 8.01, 8.02, 8.03, 8.05 and
        10.19 shall apply to The Chase Manhattan Bank (or the Trustee to the extent it is so acting) also in its role as Transfer Agent or Registrar, as the case may be, for so long as The Chase Manhattan Bank (or the Trustee to the extent it is so acting) shall act as Transfer Agent or Registrar, as the case may be.

            The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
SECTION 8.05, for the payment of any reasonable compensation payable to the Transfer Agent and Registrar for its services under this SECTION 5.03 and under
SECTION 5.10. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall pay the Transfer Agent and Registrar such amounts.

            Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Company shall execute (on behalf of the Trust), and the Trustee shall, upon the written order of the Company, and satisfaction of any transfer restrictions set forth herein or in the related Supplement, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series (and Class) representing like aggregate Fractional Undivided Interests and which bear numbers that are not contemporaneously outstanding.

            At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series (and Class) in authorized denominations of like aggregate Fractional Undivided Interests, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

            Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute (on behalf of the Trust), and the Trustee shall, upon the written order of the Company, and satisfaction of any transfer restrictions set forth herein or in the related Supplement, authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer, with sufficient instructions, duly executed by the Investor Certificateholder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

            No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Investor Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

            All Investor Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a customary manner satisfactory to the Trustee.

            The Company shall, as agent of the Trust and without incurring personal liability with respect to the Investor Certificates, execute and deliver Investor Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Investor Certificates.

                (b) The Transfer Agent and Registrar will maintain at its expense in Houston, Texas and, subject to SUBSECTION 5.03(A), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

                (c) Unless otherwise stated in any related Supplement, registration of transfer of Investor Certificates containing a legend relating to restrictions on transfer of such Investor Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

            Investor Certificates issued upon registration or transfer of, or in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Company, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

            SECTION 5.04. MUTILATED, DESTROYED, LOST OR STOLEN INVESTOR CERTIFICATES. If (a) any mutilated Investor Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Investor Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save the Trust, each of them and the Company harmless, then, in the absence of actual notice to the Trustee or Transfer Agent and Registrar that such Investor Certificate has been acquired by a bona fide purchaser, the Company shall execute on behalf of the Trust and, upon the written request of the Company, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Certificate, a new Investor Certificate of like tenor and aggregate Fractional Undivided Interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Investor Certificate under this SECTION 5.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Investor Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Investor Certificate issued pursuant to this SECTION 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Investor Certificate shall be found at any time.

            SECTION 5.05. PERSONS DEEMED OWNERS. At all times prior to due presentation of an Investor Certificate for registration of transfer, the Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the

Person in whose name any Investor Certificate is registered as the owner of such Investor Certificate for the purpose of receiving distributions pursuant to
Article IV of the related Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this SECTION 5.05, in determining whether the Investor Certificateholders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Company, the Servicer or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Investor Certificates so owned by the Company, the Servicer or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Company, the Servicer or any Affiliate thereof.

            SECTION 5.06. APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of Investor Certificateholders as specified in the related Supplement for any Series) pursuant to Articles III and IV. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be The Chase Manhattan Bank and any co-paying agent chosen by The Chase Manhattan Bank. Each Paying Agent shall have a combined capital and surplus of at least $100,000,000. The Paying Agent shall be permitted to resign upon 30 days' prior written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent (which shall be a depositary institution or trust company) reasonably acceptable to the Company which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this SECTION 5.06 shall not become effective until acceptance of appointment by the successor Paying Agent, as provided in this SECTION 5.06. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Investor Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of SECTIONS 8.01, 8.02, 8.03, 8.05 and 10.18 shall apply to The Chase Manhattan Bank (or the Trustee to the extent it is so acting) also in its role as Paying Agent, for so long as The Chase Manhattan Bank (or the

Trustee to the extent it is so acting) shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

            The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
SECTION 8.05, for the payment of any reasonable compensation payable to the Paying Agent for its services under this SECTION 5.06. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall pay the Paying Agent such amounts.

            SECTION 5.07. ACCESS TO LIST OF INVESTOR CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Company, the Servicer or the Paying Agent, within 10 Business Days after receipt by the Trustee of a request therefor from the Company, the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee. The costs and expenses incurred in connection with the provision of such list shall constitute Program Costs under the Supplement for the applicable Series. If three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor Certificateholders of record representing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of the related Outstanding Series (the "APPLICANTS") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transmit or shall cause the Transfer Agent and Registrar to transmit, such communication to the Investor Certificateholders reasonably promptly after the receipt of such application.

            Every Investor Certificateholder, by receiving and holding an Investor Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Investor Certificateholders hereunder, regardless of the sources from which such information was derived.

            As soon as practicable following each Record Date, the Trustee shall provide to the Paying Agent or its designee, a list of Investor
Certificateholders in such form as the Paying Agent may reasonably request.

            SECTION 5.08. AUTHENTICATING AGENT.

                (a) The Trustee may appoint one or more authenticating agents with respect to the Investor Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Investor Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Investor Certificates; PROVIDED, that each such authenticating agent shall satisfy the conditions set forth in

        SECTION 8.06. Whenever reference is made in this Agreement to the authentication of Investor Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.

                (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent; PROVIDED such institution satisfies the conditions set forth in SECTION 8.06.

                (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company. Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this SECTION 5.08. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or fail to satisfy the conditions set forth in SECTION 8.06, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent (other than an Affiliate of the Trustee) shall be appointed unless such authenticating agent (i) is reasonably acceptable to the Trustee and the Company and (ii) satisfies the conditions set forth in SECTION 8.06.

                (d) The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to SECTION 8.05, for the payment of any reasonable compensation payable to each authenticating agent for its services under this SECTION
        5.08. The Trustee hereby agrees that, upon the receipt of such funds from the Company it shall pay each authenticating agent such amounts.

                (e) The provisions of SECTIONS 8.01, 8.02, 8.03, 8.05 and 10.18 shall be applicable to any authenticating agent.

                (f) Pursuant to an appointment made under this SECTION 5.08, the Investor Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                    "This is one of the Investor Certificates
                      referred to in the Pooling Agreement
             dated as of August 25, 2000, among Bunge Funding, Inc.,
   Bunge Management Services, Inc., as Servicer and The Chase Manhattan Bank,
                                   as Trustee.


                            THE CHASE MANHATTAN BANK


                             as Authenticating Agent
                                 for the Trustee

      By   _________________________
             Authorized Signatory

            SECTION 5.09. TAX TREATMENT. It is the intent of the Servicer, the Company, the Investor Certificateholders and the Trustee that, under applicable U.S. Federal, State and local income and franchise tax laws (but for no other purpose), the Investor Certificates will qualify as indebtedness of the Company secured by the Trust Assets and that the Trust will not be characterized as an association or publicly traded partnership taxable as a corporation. The Company, the Servicer and the Trustee, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to treat, except as otherwise required by law, the Investor Certificates for applicable U.S. Federal, State and local income and franchise tax purposes (but for no other purpose) as indebtedness of the Company. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties; PROVIDED, FURTHER that nothing in this SECTION
5.09 shall impose on the Company any personal liability in respect of the Investor Certificates. This SECTION 5.09 shall survive the termination of this Agreement and shall be binding on all transferees of any of the foregoing persons.

            SECTION 5.10. EXCHANGEABLE COMPANY INTEREST.

                (a) The Company may decrease the amount of the Exchangeable Company Interest in exchange for (i) an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series or (ii) one or more newly issued Series of Investor Certificates (any such decrease a "COMPANY EXCHANGE"). (A Company Exchange shall not be necessary in connection with an increase in the Invested Amount of any Investor Certificates issued in a Series with an Invested Amount that may increase or decrease from time to time. Such Investor Certificates are expected to be designated as "VARIABLE FUNDING CERTIFICATES" or "VFC CERTIFICATES"). The Company may perform a Company Exchange by notifying the Trustee, in writing at least five Business Days in advance (an "EXCHANGE NOTICE") of the date upon which the Company Exchange is to occur (an "EXCHANGE DATE"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its additional or Initial Invested Amount, as the case may be, if any, which in the aggregate at any time may not be greater than the current principal amount of the Exchangeable Company Interest, if any, at such time and (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the Exchange Date, the Trustee shall only authenticate and deliver any Investor Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series upon delivery by the Company (as agent of the Trust with respect to clause (g) below) to the Trustee of the following (together with the delivery by the Company to the Trustee of any additional agreements, instruments or other documents as are specified in the related Supplement): (a) a Supplement executed by the Company and specifying the Principal Terms of such Series (PROVIDED that no such Supplement shall be required for any increase in the Invested Amount of a Class of Investor Certificates unless it is so required by the related Supplement), (b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust,
        (d) a Responsible Officer's certificate certifying that all conditions precedent to the authentication and delivery of such Investor Certificates have been satisfied and upon which Responsible Officer's certificate the Trustee may conclusively rely, (e) written confirmation from each Rating Agency that the Company Exchange will not result in the Rating Agency reducing or withdrawing its rating on the Commercial Paper or any then Outstanding Series or any Class of any such Outstanding Series rated by it, (f) written instructions of an officer of the Company specifying the amount, Series, Investor Certificates, other Interests to be issued with respect to such Company Exchange and the Exchangeable Company Interest following any such Company Exchange and
        (g) the applicable Investor Certificates if necessary. Upon delivery of the items listed in clauses (a) through (g) above and satisfaction of any conditions set forth in any Supplement for an Outstanding Series, the existing Exchangeable Company Interest, shall be deemed adjusted as of the Exchange Date as provided above. The Trustee shall cause to be kept at the office or agency to be maintained by the Transfer Agent and Registrar in accordance with the provisions of SECTION 8.16 a register (the "EXCHANGE REGISTER") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall record all Company Exchanges and the amount of the Exchangeable Company Interest following any such Company Exchange. There is no limit to the number of Company Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Investor Certificates to another Person, obtain a Tax Opinion. Additional restrictions relating to a Company Exchange may be set forth in any Supplement.

                (b) Upon any Company Exchange, the Trustee, in accordance with the written directions of the Company, shall issue to the Company under
        SECTION 5.01, for execution, as agent of the Trust, and redelivery to the Trustee for authentication under SECTION 5.02, (i) one or more Investor Certificates representing an increase in the Invested Amount of an Outstanding Series, or (ii) one or more new Series of Investor Certificates. Any such Investor Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such Certificate belongs so selected by the Company.

                (c) In conjunction with a Company Exchange, the parties hereto shall, except as otherwise provided in subsection (a) above, execute a Supplement to this Agreement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional or initial principal amount, as the case may be, (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections to Holders, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts,
        (vii) the issue and terms of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms on which the Certificates of such Series may be repurchased by the Company or may be remarketed to other investors, (ix) the Series Termination Date, (x) any deposit account maintained for the benefit of Holders, (xi) the number of classes of such Series, and if more than one class, the rights and priorities of each such Class, (xii) the rights of the holder of the Exchangeable Company Interest that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts, (xiv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees and expenses and (xv) other relevant terms (all such terms, the "PRINCIPAL TERMS" of such Series). The Supplement executed in connection with the Company Exchange shall contain administrative provisions which are reasonably acceptable to the Trustee.

                (d) The Company shall not transfer, assign, exchange or otherwise dispose of the Exchangeable Company Interest without (i) the prior satisfaction of the Rating Agency Condition and (ii) delivery of a Tax Opinion. If the Company shall transfer, assign, exchange or otherwise dispose of all or any portion of the Exchangeable Company Interest in accordance with the preceding sentence, the Transfer Agent and Registrar shall record the transfer, assignment, exchange or other disposition of the Exchangeable Company Interest in the Exchange Register. Any Holder who wishes to transfer, assign, exchange or otherwise dispose of all or any portion of the Exchangeable Company Interest held by it shall deliver instructions and a written instrument of transfer, with sufficient instructions, duly executed by the Holder or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement. No service charge shall be made for any registration of transfer or exchange of all or any portion of the Exchangeable Company Interest, but the Transfer Agent and Registrar may require any Holder that is transferring or exchanging all or any portion of the Exchangeable Company Interest to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of all or any portion of the Exchangeable Company Interest.

                (e) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

            SECTION 5.11. BOOK-ENTRY CERTIFICATES. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Depository specified in such Supplement which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Book-Entry Holder will receive a definitive certificate representing such Certificate Book-Entry Holder's interest in the Investor Certificates, except as provided in
SECTION 5.13. Unless and until definitive, fully registered Investor Certificates ("DEFINITIVE CERTIFICATES") have been issued to Investor Certificateholders pursuant to SECTION 5.13 or the related Supplement:

                (a) the provisions of this SECTION 5.11 shall be in full force and effect;

                (b) the Company, the Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Investor Certificateholder without respect to whether there has been any actual authorization of such actions by the Certificate Book-Entry Holders with respect to such actions;

                (c) to the extent that the provisions of this SECTION 5.11 conflict with any other provisions of this Agreement, the provisions of this SECTION 5.11 shall control; and

                (d) the rights of Certificate Book-Entry Holders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Book-Entry Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

            Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book-Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series, the Company and the Trustee receive a Tax Opinion.

            SECTION 5.12. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Investor Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Book-Entry Holders pursuant to SECTION 5.13, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

            SECTION 5.13. DEFINITIVE CERTIFICATES. If (a)(i) the Company advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Servicer Default or an Early Amortization Event, Certificate Book-Entry Holders representing Fractional Undivided Interests aggregating more than 50% of the Invested Amount held by such Certificate Book-Entry Holders of each affected Series then issued and outstanding (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Book-Entry Holders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Book-Entry Holders, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Book-Entry Holders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                                   ARTICLE VI

                      OTHER MATTERS RELATING TO THE COMPANY

            SECTION 6.01. LIABILITY OF THE COMPANY. Except as set forth below in this SECTION 6.01, the Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence and otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Company hereunder and shall not be liable for any act or omission of the Paying Agent, an authenticating agent, the Transfer Agent and Registrar or the Trustee. Notwithstanding any other provision hereof or of any Supplement, the sole remedy of the Trust, the Trustee (in its individual capacity or as Trustee), the Holders or any other Person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Agreement or any Supplement shall be against the assets of the Company. Neither the Trust, the Trustee, the Holders nor any other Person shall have any claim against the Company to the extent that such assets are insufficient to meet such obligations, covenant, representation, warranty or agreement (the difference being referred to herein as a "SHORTFALL") and all claims in respect of the shortfall shall be extinguished.

            SECTION 6.02. LIMITATION ON LIABILITY OF THE COMPANY. Subject to SECTIONS 6.01 and 10.19, neither the Company nor any of its directors or officers or employees or agents shall be under any liability to the Trust, the Trustee, the Holders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether or not such action or inaction arises from express or implied duties under any Transaction Document; PROVIDED, HOWEVER, that this provision shall not protect the Company against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of any obligations and duties hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person (other than, in the case of the Company, the Company or the Servicer) respecting any matters arising hereunder.

                                   ARTICLE VII

                            EARLY AMORTIZATION EVENTS

            SECTION 7.01. EARLY AMORTIZATION EVENTS. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "EARLY AMORTIZATION EVENT") shall occur:

                (a) an Insolvency Event shall have occurred with respect to the Company;

                (b) the Trust or the Company shall become an "investment company" within the meaning of the 1940 Act;

                (c) the Trust shall receive a written notice from the Internal Revenue Service taking the position that the Trust should be characterized for United States federal income tax purposes as a "publicly traded partnership" or as an association taxable as a corporation and counsel to the Company cannot provide an opinion addressed to the Trustee and reasonably acceptable to the Letter of Credit Agent and the Administrative Agent that such claim is without merit; or

                (d) the Trustee shall be appointed Successor Servicer pursuant to the Servicing Agreement;

then, an "Early Amortization Period" with respect to all Outstanding Series shall commence without any notice or other action on the part of the Trustee, any Investor Certificateholder, the Letter of Credit Agent, any Letter of Credit Bank, the Administrative Agent or any Liquidity

Bank immediately upon the occurrence of such event. The Servicer shall notify each Rating Agency, the Letter of Credit Agent, the Administrative Agent and the Trustee in writing of the occurrence of any Early Amortization Period, specifying the cause thereof. Upon the commencement against the Company of a case, proceeding or other action described in clause (ii) of the definition of "Insolvency Event", the Company shall cease to purchase Loans from any Seller and cease to transfer Purchased Loans to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal. If an Insolvency Event with respect to the Company occurs, the Company shall immediately cease to transfer Purchased Loans to the Trust (or, if the Company has previously suspended the transfer of Purchased Loans to the Trust to comply with the preceding sentence, such suspension shall become a permanent cessation of the transfer of Purchased Loans to the Trust) and shall promptly give written notice to the Trustee of such occurrence. Notwithstanding any cessation of the transfer to the Trust of additional Purchased Loans, Purchased Loans transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Purchased Loans and interest, whenever created, accrued in respect of such Purchased Loans, shall continue to be a part of the Trust.

            Additional Early Amortization Events and the consequences thereof may be set forth in each Supplement with respect to the Series relating thereto.

            SECTION 7.02. ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN
EVENTS.

                (a) If after the occurrence of an Insolvency Event with respect to the Company, the Aggregate Invested Amount and all accrued and unpaid interest thereon have not been paid to the Investor Certificateholders, the Trustee in accordance with the written direction of the Servicer shall (i) publish a notice in the Wall Street Journal (the "AUTHORIZED NEWSPAPER") that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Purchased Loans in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders, the Letter of Credit Agent and the Administrative Agent and request instructions from such Persons, which notice shall request each Certificateholder, the Letter of Credit Agent and the Administrative Agent to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificateholder, the Letter of Credit Agent and the Administrative Agent wishes the Trustee not to sell, dispose of or otherwise liquidate the Purchased Loans; (B) the Investor Certificateholder, the Letter of Credit Agent and the Administrative Agent wishes the Trustee to sell, dispose of or otherwise liquidate the Purchased Loans; or (C) the Investor Certificateholder, the Letter of Credit Agent and the Administrative Agent refuses to advise the Trustee as to the specific action the Trustee should take. If after 60 days from the day notice pursuant to clause (i) above is first published (the "PUBLICATION DATE"), the Trustee shall not have received written instructions selecting option
        (A) above from (x) except as otherwise provided in a Supplement with respect to any Series, Investor Certificateholders representing more than 50% of the Invested Amount of each Series (or, in the case of a Series having more than one Class of Investor Certificates, Investor Certificateholders representing more than

        50% of the Invested Amount of each Class of such Series) and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks and (y) if there are any Holders of the Exchangeable Company Interest other than the Company, the Holders of the Exchangeable Company Interest representing more than 50% of the Company Interest not held by the Company, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the Purchased Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Trustee shall proceed to consummate the sale, liquidation or disposition of the Purchased Loans as provided above with the highest bidder for the Purchased Loans. The Company or any of its Affiliates shall be permitted to bid for the Purchased Loans. In addition, the Company or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Purchased Loans at such matched bid price. All reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in SECTION 8.05. After the appointment of the Trustee as Successor Servicer pursuant to the Servicing Agreement, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the Purchased Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Trustee shall proceed to consummate the sale, liquidation or disposition of the Purchased Loans as provided above with the highest bidder for the Purchased Loans. The Company or any of its Affiliates shall be permitted to bid for the Purchased Loans. In addition, the Company or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Purchased Loans at such matched bid price. The provisions of SECTIONS 7.01 and 7.02 shall be cumulative. All reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in SECTION 8.05.

                (b) The proceeds from the sale, disposition or liquidation of the Purchased Loans pursuant to subsection (a) above shall be treated as Collections on the Purchased Loans and such proceeds shall be released to the Trustee in an amount equal to the amount of any expenses incurred by the Trustee acting in its capacity either as Trustee or as liquidating agent under this SECTION 7.02 that have not otherwise been reimbursed and the remainder, if any, will be distributed to Investor Certificateholders of each Series after immediately being deposited in the Collection Account, in accordance with the provisions of SUBSECTION 3.01(D) and the related Supplement for such Series. After giving effect to all such distributions, the remainder, if any, shall be allocated to the Exchangeable Company Interest and shall be released to the Holders of the Exchangeable Company Interest pro-rata based on the amount of the Exchangeable Company Interest held by each Holder thereof.

                                  ARTICLE VIII

                                   THE TRUSTEE

            SECTION 8.01. DUTIES OF TRUSTEE.

                (a) The Trustee, prior to the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults and Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreements or any Supplement and no implied covenants or obligations shall be read into such Pooling and Servicing Agreements against the Trustee. If a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it by any Pooling and Servicing Agreement or any Supplement and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports (including the Daily Report and the Monthly Settlement Statement), documents, orders or other instruments furnished to the Trustee; PROVIDED, that (i) in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of the Pooling and Servicing Agreements, the Trustee shall, subject to SECTION 8.02, examine them to determine whether they appear on their face to conform to the requirements of this Agreement and (ii) in the case of any of the above as to which the Trustee is required to perform procedures pursuant to the Internal Operating Procedures Memorandum, the Trustee shall perform said procedures in accordance with the Internal Operating Procedures Memorandum.

                (c) Subject to SUBSECTION 8.01(A), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

                        (i) the Trustee shall not be liable for an error of
                judgment unless it shall be proved that the Trustee was grossly negligent, or acted in bad faith, in ascertaining the pertinent facts;

                        (ii) the Trustee shall not be liable with respect to any
                action taken, suffered or omitted to be taken by it in good faith;

                        (iii) the Trustee shall not be charged with knowledge of
                any failure by the Servicer to comply with any of its obligations or any other Potential

                Servicer Default, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the Letter of Credit Agent, the Administrative Agent or any Investor Certificateholder;

                        (iv) the Trustee shall not be charged with knowledge of
                a Servicer Default, Early Amortization Event, Purchase Termination Event, Potential Purchase Termination Event or Potential Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge of such event or the Trustee receives written notice of such default or event from the Servicer, the Letter of Credit Agent, the Administrative Agent or any Holder of Investor Certificates;

                        (v) the Trustee shall not be liable for any investment
                losses resulting from any investments of funds on deposit in the Collection Account or any subaccounts thereof (PROVIDED that such investments are Eligible Investments); and

                        (vi) the Trustee shall have no duty to monitor the
                performance of the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Servicer; the Trustee shall have no liability in connection with compliance of the Servicer or the Company with statutory or regulatory requirements related to the Purchased Loans; and the Trustee shall have no duty to perform, except as otherwise required pursuant to the Internal Operating Procedures Memorandum, any recalculation or verification of any calculation with respect to data provided to the Trustee by the Servicer.

                (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under any Pooling and Servicing Agreement or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in any Pooling and Servicing Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under such Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of such Agreement.

                (e) Except as expressly provided in any Pooling and Servicing Agreement, the Trustee shall have no power to vary the corpus of the Trust.

                (f) The Trustee shall take such actions as are set forth in the Internal Operating Procedures Memorandum set forth in Exhibit A unless prevented from doing so through no fault of the Trustee.

            SECTION 8.02. RIGHTS OF THE TRUSTEE. Except as otherwise provided in
SECTION 8.01 and in the Internal Operating Procedures Memorandum:

                (a) The Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Responsible Officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties.

                (b) The Trustee may consult with counsel, and any Opinion of Counsel and any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

                (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by any Pooling and Servicing Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of any Pooling and Servicing Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default or Early Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by any Pooling and Servicing Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

                (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by any Pooling and Servicing Agreement; PROVIDED that the Trustee shall be liable for its gross negligence or willful misconduct.

                (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by, except as otherwise provided in a Supplement to any Series, the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) which could be materially and adversely affected if the Trustee does not perform such acts; PROVIDED, HOWEVER, that such Holders of Investor Certificates shall indemnify and reimburse the Trustee for any liability or expense resulting from any such investigation requested by them; PROVIDED FURTHER that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, at the sole cost and expense of the Company.

                (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such affiliate, agent, attorney, custodian or nominee appointed with due care by it hereunder.

                (g) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Purchased Loans or the Collection Account for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose.

                (h) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

            SECTION 8.03. TRUSTEE NOT LIABLE FOR RECITALS. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Investor Certificates (other than the certificate of authentication on the Investor Certificates). Except as set forth in SECTION 8.15, the Trustee makes no representations as to the validity or sufficiency of any Pooling and Servicing Agreement, of the Investor Certificates (other than the certificate of authentication on the Investor Certificates), of the Exchangeable Company Interest, of any Purchased Loan or of any related document or interest. The Trustee shall not be accountable for the use or application by the Company of any of the Investor Certificates or the Exchangeable Company Interest or of the proceeds of such Investor Certificates, or the Exchangeable Company Interest or for the use or application of any funds paid to the Company in respect of the Purchased Loans or deposited in or withdrawn from the Collection Account or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of any Pooling and Servicing Agreement.

            The Trustee shall not be accountable for the use or application by the Servicer of any of the Investor Certificates or of the proceeds of such Investor Certificates, or for the use or application of any funds paid to the Servicer in respect of the Purchased Loans or deposited in or withdrawn from the Collection Account by or at the direction of the Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Purchased Loan.

            SECTION 8.04. TRUSTEE MAY OWN INVESTOR CERTIFICATES. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, the Servicer or the Sellers as it would were it not the Trustee.

            SECTION 8.05. TRUSTEE'S FEES AND EXPENSES. The Trustee shall be entitled to a fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. The Servicer covenants and agrees to pay to the Trustee annually in advance on the Effective Date and on or about each one year anniversary thereof, a fee agreed upon in writing between the Trustee and the Servicer. The Trustee shall also be entitled to reimbursement from the Servicer or the Company upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to Holders), disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of any Pooling and Servicing Agreement or by reason of its status as Trustee under any Pooling and Servicing Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement, loss, liability, damage or advance as may arise from its gross negligence or bad faith; PROVIDED, that any obligation of the Company to make payments under this
SECTION 8.05 shall be Company Subordinated Obligations. To the extent the fees and expenses of the Trustee are not paid on a current basis (including pursuant to the first sentence of this SECTION 8.05), the Trustee shall be entitled to be paid such items from amounts that would be distributable to the Company under
Article III of this Agreement or payable to the Servicer pursuant to SUBSECTION 2.05(B) of the Servicing Agreement. The Trustee shall be entitled to reimbursement for any reasonable out-of-pocket costs or expenses incurred in connection with the review, negotiation, preparation, execution and delivery of any of the Transaction Documents or in connection with the issuance of any Investor Certificates on the Effective Date. If the Trustee is appointed Successor Servicer in accordance with the Servicing Agreement, the Trustee, in its capacity as Successor Servicer, shall also be entitled to be paid the Servicing Fee and any other compensation to which the Servicer is expressly entitled under any Pooling and Servicing Agreement. The provisions of this
SECTION 8.05 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee, or any other Person, in its capacity as liquidating agent, to the extent not otherwise paid. The covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section shall survive the termination of any Pooling and Servicing Agreement or the resignation or removal of the Trustee and shall be binding on the Company, the Servicer and any Successor Servicer.

            SECTION 8.06. ELIGIBILITY RECITALS. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof authorized under such laws to exercise corporate trust powers, having (or having a holding company parent with) a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this SECTION 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
SECTION 8.06, the Trustee shall resign immediately in the manner and with the effect specified in SECTION 8.07.

            SECTION 8.07. RESIGNATION OR REMOVAL OF TRUSTEE.

                (a) Subject to paragraph (c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company, the Servicer, the Letter of Credit Agent, the Administrative Agent and the Rating Agencies. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of SECTION 8.06 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this SECTION 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in SECTION 8.08.

                (d) The obligations of the Company described in SECTION 8.05 hereof and the obligations of the Servicer described in SECTION 8.05 hereof and SECTION 5.02 of the Servicing Agreement shall survive the termination of this Agreement or the removal or resignation of the Trustee as provided in this Agreement.

                (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

            SECTION 8.08. SUCCESSOR TRUSTEE.

                (a) Any successor trustee appointed as provided in SECTION 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Servicer shall immediately give notice, but in no event less than 10 days prior to any such resignation or removal, to each Rating Agency upon the appointment of a successor trustee.

                (b) No successor trustee shall accept appointment as provided in this SECTION 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of SECTION 8.06.

                (c) Upon acceptance of appointment by a successor trustee as provided in this SECTION 8.08, such successor trustee shall mail notice of such succession hereunder to all Holders at their addresses as shown in the Certificate Register or the Exchange Register, as applicable.

            SECTION 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be eligible under the provisions of SECTION 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than 10 days prior to any such merger or consolidation, to the Company, the Servicer, the Letter of Credit Agent, the Administrative Agent and the Rating Agencies upon any such merger or consolidation of the Trustee. Information as to such merger or consolidation that is made publicly available by the Trustee in the Authorized Newspaper shall be deemed to satisfy the notice requirement of this SECTION 8.09.

            SECTION 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                (a) Notwithstanding any other provisions of any Pooling and Servicing Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this SECTION 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 8.06 and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required under SECTION 8.08. The Trustee shall promptly notify each Rating Agency of the appointment of any co-trustee.

                (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (i) all rights, powers, duties and obligations conferred
                or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                        (ii) neither the Trustee nor any separate trustee or
                co-trustee shall be personally liable by reason of any act or omission of any other trustee, separate trustee or co-trustee hereunder so long as such trustee, separate trustee or co-trustee is appointed with due care in accordance with the terms of this Agreement; and

                        (iii) the Trustee may at any time accept the resignation
                of or remove any separate trustee or co-trustee.

                (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of any Pooling and Servicing Agreement, specifically including every provision of any Pooling and Servicing Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Company.

                (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to any Pooling and Servicing Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            SECTION 8.11. TAX RETURNS. In the event the Trust shall be required to file U.S. Federal, state, local or foreign income tax returns, the Company (or the Servicer on behalf of the Company) shall prepare and file or shall cause to be prepared and filed any such tax returns required to be filed by the Trust and shall remit such tax returns to the Trustee for signature at least five Business Days before such tax returns are due to be filed (including extensions). The Company (or the Servicer on behalf of the Company) shall also prepare or shall cause to be prepared all U.S. Federal tax information in connection with this Agreement required by law to be distributed to Holders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Holders. The Trustee, upon request, will furnish the Company or the Servicer with all such information known to the Trustee as may be reasonably determined by the Company or the Servicer to be required in connection with the preparation of all U.S. Federal, state, local or foreign income tax returns of the Trust, and shall, upon the Company's (or the Servicer's on behalf of the Company) written request, execute such tax returns. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Holders, the Company (or the Servicer on behalf of the Company), arising under any U.S. Federal, state, local or foreign income tax law or regulation, including, without limitation, excise taxes or any other tax imposed by a Governmental Authority on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith). The Trustee shall not be required to determine whether any filing of tax returns is required.

            SECTION 8.12. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF INVESTOR CERTIFICATES. All rights of action and claims under any Pooling and Servicing Agreement or the Investor Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Investor Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been obtained. When the Trustee incurs expenses after the occurrence of an Insolvency Event with respect to the Servicer, the Company or the Trust, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable bankruptcy, insolvency, receivership or similar law.

            SECTION 8.13. SUITS FOR ENFORCEMENT. If a Servicer Default shall occur and be continuing, the Trustee may, as provided in SECTION 6.01 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of the Holders under this Agreement or any other Transaction Document by suit, action or proceeding (including any suit, action or proceeding on behalf of the Holders against any third party) in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Trustee or the Holders. In furtherance of and without limiting the generality of SUBSECTION 8.01(D), the Trustee shall have the right to obtain, before initiating any such action, such reasonable indemnity from the Holders as the Trustee may require against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates or the Exchangeable Company Interest or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 8.14. RIGHTS OF INVESTOR CERTIFICATEHOLDERS TO DIRECT TRUSTEE. Except as otherwise set forth in a Supplement to any Series, Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that nothing in any Pooling and Servicing Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks); PROVIDED FURTHER that in furtherance and without limiting the generality of SUBSECTION 8.01(D), the Trustee shall have the right to obtain, before acting in accordance with any such direction of the Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks), such reasonable indemnity from the Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting.

            SECTION 8.15. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee represents and warrants that:

                (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York and is duly authorized to exercise trust powers under applicable law;

                (b) the Trustee has the power and authority to enter into this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement; and

                (c) each Pooling and Servicing Agreement and each of the Transaction Documents executed by it have been duly executed and delivered by the Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            SECTION 8.16. MAINTENANCE OF OFFICE OR AGENCY. The Trustee will maintain at its expense in Houston, Texas, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Investor Certificates or any other Interests and the Pooling and Servicing Agreements may be served. The Trustee will give prompt written notice to the Company, the Servicer and the Holders of any change in the location of the Certificate Register, the Exchange Register, or any such office or agency.

            SECTION 8.17. LIMITATION OF LIABILITY. The Investor Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Investor Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            SECTION 8.18. CONSEQUENTIAL DAMAGES. In no event shall The Chase Manhattan Bank, in its capacity as Trustee, be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if it has been advised of the likelihood of such loss or damage and regardless of the form of action.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01. TERMINATION OF TRUST.

                (a) The Trust and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Holders as hereafter set forth and any indemnification obligations hereunder) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) the last day of the August, 2020 Settlement Period, (ii) at the option of the Company, at any time when the Aggregate Invested Amount is zero, (iii) following the occurrence of any of the Early Amortization Events specified in SECTION 7.01 of this Agreement, at any time when the Aggregate Invested Amount is zero and (iv) upon completion of distribution of the amounts referred to in SUBSECTION 7.02(B) (the "TRUST TERMINATION DATE").

                (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date) the Invested Amount of any Series would be greater than zero (as certified in writing by the Servicer), the Trustee, at the written direction of the Servicer, shall make reasonable efforts to sell within 30 days of such Distribution Date all of the Purchased Loans. The proceeds of such sale shall be treated as Collections on the Purchased Loans and shall be allocated in accordance with Article III. During such 30-day period, the Servicer shall continue to collect Collections on the Purchased Loans and allocate Collections in accordance with the provisions of Article III. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in SECTION 8.05.

            SECTION 9.02. OPTIONAL PURCHASE AND FINAL TERMINATION DATE OF INVESTOR CERTIFICATES OF ANY SERIES.

                (a) On any Business Day during the Amortization Period with respect to any Series on which the Invested Amount (or such other amount as may be set forth in the related Supplement) of such Series is reduced to an amount equal to or less than the Optional Repurchase Percentage of the Initial Invested Amount (or such other amount as may be set forth in the related Supplement) for such Series as of the day preceding the beginning of such Amortization Period, the Company shall have the option to repurchase the entire Investor Certificateholders' Interest of such Series, at a purchase price equal to (i) the outstanding Invested Amount of the Investor Certificates of such Series PLUS (ii) accrued and unpaid interest through such Business Day (after giving effect to any payment of principal and monthly interest on such date of purchase) PLUS (iii) all other amounts payable to all Investor Certificateholders of such Series under the related Supplement (such purchase price, the "CLEAN-UP CALL REPURCHASE PRICE"). The amount of the Clean-Up Call Repurchase Price will be deposited into the Collection Account for credit to the Series Collection Subaccount for such Series on such Business Day in immediately available funds and will be passed through in full to the applicable Investor Certificateholders. Following any such repurchase, such Investor Certificateholders' Interest in the Purchased Loans shall terminate and such interest therein will be allocated to the Exchangeable Company Interest and such Investor Certificateholders will have no further rights with respect thereto. In the event that the Company fails for any reason to deposit the Clean-Up Call Repurchase Price for such Purchased Loans, the Investor Certificateholders' Interest in the Purchased Loans will continue and monthly payments will continue to be made to the Investor Certificateholders.

                (b) The amount deposited pursuant to SUBSECTION 9.02(A) shall be paid to the Investor Certificateholders of the related Series pursuant to Article III on the Business Day following the date of such deposit. All Investor Certificates of a Series which are purchased by the Company pursuant to SUBSECTION 9.02(A) shall be delivered by the Company upon such purchase to, and be canceled by (in accordance with the written directions of the Company), the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Company.

                (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Investor Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, in accordance with the directions of, except as otherwise set forth in a Supplement for any Series, the Investor Certificateholders representing more than 50% of the Invested Amount of such Series (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) (upon which the Trustee may conclusively rely) and pay the proceeds to all Investor Certificateholders of such Series pro rata (except that unless expressly provided to the contrary in the related Supplement, no payment shall be made to Investor Certificateholders of any Class of any Series that is by its terms subordinated to any other Class until such senior Class of Investor Certificates have been paid in full) in final payment of all principal of and accrued interest on such Series of Investor Certificates, an amount of Purchased Loans or interests in Purchased Loans up to the Invested Amount of such Series at the close of business on such date; PROVIDED, HOWEVER, in furtherance and without limiting the generality of SUBSECTION 8.01(D), the Trustee shall have the right to obtain, before acting in accordance with any such direction of the Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks), such reasonable indemnity from the Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting. Absent such direction from, except as otherwise set forth in a Supplement for any Series, Investor Certificateholders representing more than 50% of the Invested Amount of such Series (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) or absent such reasonable indemnity as the Trustee may require in connection with such direction, the Trustee shall continue to hold the Trust Assets in respect of such Series in accordance with the terms of the Pooling and Servicing Agreements until the Trust Termination Date (or until a majority of the Investor Certificateholders (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) shall otherwise direct the Trustee); PROVIDED that the terms of this Agreement, the related Supplement and the Servicing Agreement shall be deemed to remain in full force and effect, except that no additional Purchased Loans shall be allocated with respect to such Series. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in SECTION 8.05. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the holder of the Exchangeable Company Interest, unless and to the extent otherwise specified in any applicable Supplement. Upon such Series Termination Date with respect to the applicable Series, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in this SECTION 9.02.

            SECTION 9.03. FINAL PAYMENT WITH RESPECT TO ANY SERIES.

                (a) Written notice of any termination, specifying the Business Day upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 30 days' prior written notice from the Servicer to the Trustee containing all information required for the Trustee's notice or such shorter period as is acceptable to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than ten days prior to such final distribution specifying (i) the Business Day upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated and (ii) the amount of any such final payment, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by a Responsible Officer's certificate setting forth the information specified in SECTION 4.03 of the Servicing Agreement covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

                (b) Notwithstanding the termination of the Trust pursuant to SUBSECTION 9.01(A) or the occurrence of the Series Termination Date with respect to any Series pursuant to SECTION 9.02, all funds then on deposit in the Collection Account (but only to the extent necessary to pay all outstanding and unpaid amounts to Holders) shall continue to be held in trust for the benefit of the Holders and the Paying Agent or the Trustee shall pay such funds to the Investor Certificateholders upon surrender of their Investor Certificates in accordance with the terms hereof. Any Investor Certificate not surrendered on the date specified in SUBSECTION 9.03(A)(I) shall cease to accrue any interest provided for such Investor Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Investor Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Company upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years and neither the Trustee nor the Paying Agent shall be liable to any Investor Certificateholder for such payment to the Company upon its request. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                (c) All Investor Certificates surrendered for payment of the final distribution with respect to such Investor Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

            SECTION 9.04. COMPANY'S TERMINATION RIGHTS. Upon the termination of the Trust pursuant to SECTION 9.01 and payment to the Trustee (in its capacity as such and/or in its capacity as Successor Servicer) of all amounts owed to it under any Pooling and Servicing Agreement, the Trustee shall assign and convey to the Company (without recourse, representation or warranty) in exchange for the Exchangeable Company Interest all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to SUBSECTION 9.03(B). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty (except with respect to the Trustee Liens as set forth below), as shall be reasonably requested by the Company to vest in the Company all right, title and interest which the Trust had in the Trust Assets free and clear of all Trustee Liens.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01. AMENDMENT.

                (a) This Agreement, the Servicing Agreement and each Supplement in respect of an outstanding Series (collectively, the "POOLING AND SERVICING AGREEMENTS") may be amended in writing from time to time by the Servicer, the Company and the Trustee, without the consent of any Holder (or the Letter of Credit Agent, the Letter of Credit Banks, the Administrative Agent or the Liquidity Banks), to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions hereof to change in any manner or eliminate any of the provisions with respect to matters or questions raised under any Pooling and Servicing Agreement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement, and solely with respect to this

        Agreement and the Servicing Agreement, pursuant to SUBSECTION 6.02(C) and (D) of the Servicing Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by a Responsible Officer's certificate of the Company delivered to the Trustee, have a Material Adverse Effect (but, to the extent that the determination of whether such action would have a Material Adverse Effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered to the Trustee in addition to such Responsible Officer's certificate); PROVIDED FURTHER any amendment that is entered into to provide additional Enhancement for any Outstanding Series or to conform to regulations issued by the Internal Revenue Service shall be deemed to have no Material Adverse Effect. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

                (b) Any Pooling and Servicing Agreement and, to the extent provided in any Pooling and Servicing Agreement, any other agreement relating to the Purchased Loans may also be amended (other than in the circumstances referred to in the preceding paragraph (a)) in writing from time to time by the Servicer, the Company and the Trustee with the consent of, except as otherwise set forth in a Supplement for any Series, Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series (and, if applicable, the Majority Letter of Credit Banks and the Majority Liquidity Banks) adversely affected in any material respect by the amendment (or, if any such Series shall have more than one Class of Investor Certificates adversely affected in any material respect by the amendment, more than 50% of the Invested Amount of each such Class) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or such other agreement or of modifying in any manner the rights of Holders of any Series then issued and outstanding; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series (and, if applicable, each Letter of Credit Bank and each Liquidity
        Bank); (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder (and, if applicable, each Letter of Credit Bank and each Liquidity Bank); or (iii) reduce the aforesaid percentage of the Invested Amount of any adversely affected Series or Class the Holders of which are required to consent to any such amendment without the consent of all Investor Certificateholders of each Series (and, if applicable, each Letter of Credit Bank and each Liquidity Bank) adversely affected in any material respect.

                (c) Notwithstanding anything in this SECTION 10.01 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

                (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment to each

        Investor Certificateholder of each Outstanding Series (or with respect to an amendment of a Supplement, to each Investor Certificateholder of the applicable Series), and the Servicer shall furnish written notification of the substance of such amendment to the Letter of Credit Agent, each Letter of Credit Bank, the Administrative Agent, each Liquidity Bank and each Rating Agency. No such material amendment (including without limitation, the amendment of any Supplement notwithstanding anything to the contrary contained in any Supplement) shall be effective until the Rating Agency Condition has been satisfied.

                (e) It shall not be necessary for the consent of Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) under this SECTION 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) shall be subject to such reasonable requirements as the Trustee may prescribe.

                (f) In executing or accepting any amendment pursuant to this
        SECTION 10.01, the Trustee shall, upon request, be entitled to receive and rely upon (i) an Opinion of Counsel stating that such amendment is authorized pursuant to a specific provision of a Pooling and Servicing Agreement and complies with such provision, (ii) a certificate from a Responsible Officer of the Company stating that such (A) amendment shall not adversely affect the interests of the Holders of any outstanding Investor Certificates (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) in any material respect except for Holders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) of the Series whose consent to such amendment has been obtained in accordance with clause (b) of this SECTION 10.01 and (B) all conditions precedent to the execution and delivery of such amendment shall have been satisfied in full and (iii) a Tax Opinion.

            SECTION 10.02. PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST. The Company (or the Servicer on behalf of the Company) shall cause each Pooling and Servicing Agreement, all amendments thereto and/or all financing statements and continuation statements and any other necessary documents covering the Holders' and the Trustee's right, title and interest to the Trust and the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Company (or the Servicer on behalf of the Company) shall deliver to the Trustee copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. In the event that the Servicer fails to file such financing or continuation statements and the Trustee has received an Opinion of Counsel, at the expense of the Company, that such filing is necessary to fully preserve and to protect the Trustee's right, title and interest in any Trust Asset then the Trustee shall have the right to file the same on behalf of the Servicer and the Company and the

Trustee shall be reimbursed and indemnified by the Company for making such filing. The Company shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this SECTION 10.02.

            SECTION 10.03. LIMITATION ON RIGHTS OF HOLDERS.

                (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                (b) Except with respect to the Investor Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) as expressly provided in any Pooling and Servicing Agreement, no Holder (nor the Letter of Credit Banks nor the Liquidity Banks) shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto; nor shall any Holder (nor the Letter of Credit Banks nor the Liquidity Banks) be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                (c) No Holder (nor the Letter of Credit Banks nor the Liquidity Banks) shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) previously shall have given to the Trustee written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to initiate any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Holder (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) with every other Holder (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) and the Trustee, that no one or more Holder(s) (nor the Letter of Credit Banks nor the Liquidity Banks) shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of the Pooling and Servicing Agreements to affect, disturb or prejudice the rights of any other of the Interests, or to obtain or seek to obtain priority over or preference to any other such Holder (and, if applicable, the Letter of Credit Banks and the Liquidity Banks), or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks). For the protection and enforcement of the provisions of this SECTION 10.03, each and every Holder (and, if applicable, the Letter of Credit Banks and the

        Liquidity Banks) and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                (d) By their acceptance of Interests pursuant to this Agreement and the applicable Supplement, the Holders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) agree to the provisions of this SECTION 10.03.

            SECTION 10.04. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

            SECTION 10.05. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed to the Company, the Servicer and the Trustee at their respective Notice Addresses, or to such other address as may be hereafter notified by the respective parties hereto.

Any notice required or permitted to be mailed to a Holder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or the Exchange Register, as the case may be. Any notice so mailed within the time prescribed in any Pooling and Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

            SECTION 10.06. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of any Pooling and Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of such Pooling and Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of any Pooling and Servicing Agreement or of the Investor Certificates or rights of the Holders.

            SECTION 10.07. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in SECTION 5.03 of the Servicing Agreement, no Pooling and Servicing Agreement, nor any rights or interests thereunder, may be assigned by the Company or the Servicer without the prior written consent of the Trustee acting on behalf of the Holders of 66-2/3% of the Invested Amount of each Outstanding Series (and, if applicable, the Letter of Credit Banks holding at least 66-2/3% of the Letter of Credit Commitment and the Liquidity Banks holding at least 66-2/3% of the Liquidity Commitment) and without the Rating Agency Condition having been satisfied with respect to such assignment.

            SECTION 10.08. INVESTOR CERTIFICATES NONASSESSABLE AND FULLY PAID. It is the intention of the parties to each Pooling and Servicing Agreement that the Investor

Certificateholders (and, if applicable, the Letter of Credit Banks and the Liquidity Banks) shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to SECTION 5.02 are and shall be deemed fully paid.

            SECTION 10.09. FURTHER ASSURANCES. The Company and the Servicer agree to do and perform, from time to time, any and all acts (including but not limited to the acts required by SUBSECTION 2.01(B) and notifying related Obligors to the extent necessary to perfect the assignment of any Purchased Loan from the Company to the Trust, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Company (or its assignees) to provide such notification subsequent to the applicable Loan Purchase Date without materially impairing the Trust's ownership or security interest in the Trust Assets and without incurring material expenses in connection with such notification) and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of each Pooling and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Purchased Loans for filing under the provisions of the UCC (or other applicable laws) of any applicable jurisdiction.

            SECTION 10.10. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders (or, if applicable, the Letter of Credit Agent, any Letter of Credit Banks, the Administrative Agent or any Liquidity Bank), any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

            SECTION 10.11. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

            SECTION 10.12. THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Holders and their respective successors and permitted assigns. Except as otherwise provided in this SECTION 10.12 and in any Supplement, no other Person will have any right or obligation hereunder.

            SECTION 10.13. ACTIONS BY INVESTOR CERTIFICATEHOLDERS.

                (a) Wherever in any Pooling and Servicing Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

                (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Certificateholder shall bind such Investor Certificateholder and every subsequent Holder of such Investor Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company, the Servicer in reliance thereon, whether or not notation of such action is made upon such Investor Certificate.

            SECTION 10.14. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

            SECTION 10.15. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

            SECTION 10.16. NO SETOFF. Except as expressly provided in this Agreement or any other Transaction Document, the Trustee agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Servicer, any Holder, the Letter of Credit Agent, any Letter of Credit Bank, the Administrative Agent or any Liquidity Bank.

            SECTION 10.17. NO BANKRUPTCY PETITION. Each of the Trustee (for itself and on behalf of the Holders) and the Servicer hereby covenant and agree that it will not institute against, or join with or assist other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Applicable Insolvency Laws.

            SECTION 10.18. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) each Pooling and Servicing Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) except with respect to SECTION 8.15 hereof the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; PROVIDED, HOWEVER, the Trustee shall be liable in its individual capacity for its own willful misconduct or gross negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under any

Pooling and Servicing Agreement; PROVIDED FURTHER that this SECTION 10.18 shall survive the resignation or removal of the Trustee.

            Except as otherwise provided hereunder, the Company hereby agrees to indemnify and hold harmless the Trustee, the Trust (for the benefit of the Holders), the Holders, the Letter of Credit Agent, the Letter of Credit Banks, the Administrative Agent and the Liquidity Banks (each, an "INDEMNIFIED PERSON") from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreement to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of an Indemnified Person or resulted from the performance of any Purchased Loan, market fluctuations or other market or investment risk not attributable to acts or omissions or alleged acts or omissions of the Company; PROVIDED, HOWEVER, that any payments to be made by the Company pursuant to this subsection shall be Company Subordinated Obligations. The indemnification obligations of the Company hereunder shall survive the termination of any Pooling and Servicing Agreement or the resignation or removal of the Trustee and shall be binding upon the Company, the Servicer and any Successor Servicer.

            SECTION 10.19. CERTAIN INFORMATION. The Servicer and the Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Purchased Loans as the Trustee may reasonably determine to be necessary to perform its obligations hereunder.

            SECTION 10.20. RESPONSIBLE OFFICER CERTIFICATES; NO RECOURSE. Any certificate executed and delivered by a Responsible Officer of the Company, the Servicer or the Trustee pursuant to the terms of the Transaction Documents shall be executed by such Responsible Officer not in an individual capacity but solely in his or her capacity as an officer of the Company, the Servicer or the Trustee, as applicable, and such Responsible Officer will not be subject to personal liability as to matters contained in the certificate. A director, officer, employee or shareholder, as such, of the Servicer or the Company shall not have liability for any obligation of the Servicer or the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document, unless such claim results from the gross negligence, fraudulent acts or willful misconduct of such director, officer, employee or shareholder.

            SECTION 10.21. CHASE CONFLICT WAIVER. Chase acts as Trustee, Collateral Agent, Depositary, Administrative Agent, Liquidity Bank and may provide other services or facilities from time to time (the "CHASE ROLES"). Each of the parties hereto (including the holders of the Certificates by purchase thereof) and each Liquidity Bank acknowledges and consents to any and all Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by Chase's acting as Trustee, Collateral Agent, Administrative Agent, Depositary or as Liquidity Bank hereunder and acting as or maintaining any of the Chase Roles, and agrees that in connection with any Chase Role, Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.

            IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    BUNGE FUNDING, INC.


                                    By:  Morris Kalef
                                    Name:  Morris Kalef
                                    Title:  President


                                    BUNGE MANAGEMENT SERVICES, INC.,
                                    as Servicer


                                    By:  Theodore P. Fox
                                    Name:  Theodore P. Fox
                                    Title:  Vice President


                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee


                                    By:  Bruce C. Boyd
                                    Name:  Bruce C. Boyd
                                    Title:  Vice President

                                    EXHIBIT A

BUNGE MASTER TRUST, INTERNAL OPERATING PROCEDURES MEMORANDUM


The purpose of this memo is to set forth the standard operating procedures to be taken by The Chase Manhattan Bank, as Trustee under the Bunge Master Trust Pooling Agreement (the "POOLING AGREEMENT"), the Servicing Agreement (the "SERVICING AGREEMENT"), and each Supplement (the "SUPPLEMENT"), (together, the "AGREEMENTS") with respect to the Monthly Settlement Statement and Daily Report which are required to be provided to the Trustee by the Servicer pursuant to the Agreements.

All defined terms used herein and not otherwise defined herein have the meanings assigned to them under the Agreements.

1. PROCEDURES TO BE FOLLOWED WITH RESPECT TO THE DAILY REPORT DELIVERED TO THE TRUSTEE BY THE SERVICER.

        a) The following procedures are to be performed with respect to each Daily Report delivered to the Trustee by the Servicer:

                (i) COMPARE THE DEPOSITS AS REPORTED ON THAT DAY BY THE SERVICER IN THE DAILY REPORT TO THE ACTUAL AMOUNTS DEPOSITED TO THE COLLECTION ACCOUNT ON SUCH DATE;

                (ii) WITH RESPECT TO THE RECONCILEMENT OF EACH OF THE TRUST ACCOUNTS SET FORTH IN THE DAILY REPORT, COMPARE THE BEGINNING BALANCE AS REPORTED BY THE SERVICER IN THE DAILY REPORT TO THE AMOUNT ON DEPOSIT IN THE TRUST ACCOUNTS PER THE ACCOUNTING RECORDS OF THE CHASE MANHATTAN BANK;

                (iii) COMPARE THE ALLOCATED LOAN AMOUNT TO THE TARGET LOAN AMOUNT, AS INDICATED IN THE DAILY REPORT,

                (iv) PERFORM EACH OF THE ACCOUNT TRANSFERS SET FORTH IN THE DAILY REPORT, AS DIRECTED BY THE SERVICER.

        b) Through the use of an Excel spread sheet prepared in a format which mirrors the Daily Report, the following procedure shall be performed once per each week with respect to the Daily Report delivered by the
        Servicer:

        FOLLOWING THE INPUT OF REQUIRED VARIABLES AND SPREAD SHEET EXECUTION, COMPARE THE RESULTING FIGURES AGAINST THOSE SPECIFIED IN THE DAILY REPORT PROVIDED BY THE SERVICER.

2. PROCEDURES TO BE FOLLOWED WITH RESPECT TO EACH MONTHLY SETTLEMENT STATEMENT DELIVERED BY THE SERVICER.

        a) Through the use of an Excel spread sheet prepared in a format which mirrors the Monthly Settlement Statement, the following procedure shall be performed with respect to the Monthly Settlement Statement delivered by the Servicer:

        FOLLOWING THE INPUT OF REQUIRED VARIABLES AND SPREAD SHEET EXECUTION, COMPARE THE RESULTING FIGURES AGAINST THOSE SPECIFIED IN THE MONTHLY SETTLEMENT STATEMENT PROVIDED BY THE SERVICER.

        (b) With respect to the reconcilement of each of the Trust Accounts set forth on the Monthly Settlement Statement, we will compare the beginning and ending balances as reported by the Servicer on the Monthly Settlement Statement to the amounts which were on deposit in the Trust Accounts per the accounting records of The Chase Manhattan Bank as of the applicable date.

3.      ACTIONS TO BE TAKEN WITH RESPECT TO THE DISCOVERY OF A DISCREPANCY.

        Upon discovery of any material discrepancy between the amounts reported by the Servicer and the amounts calculated as provided above, the Trustee shall notify the Servicer. The Servicer shall then have ten business days to resolve such discrepancy before the Trustee shall be obligated to give notice to the Certificateholders (and, if applicable, the Letter of Credit Agent and the Administrative Agent) and each Rating Agency.

THIS INTERNAL OPERATING PROCEDURES MEMORANDUM CONSTITUTES CONFIDENTIAL AND PROPRIETARY INFORMATION OF THE CHASE MANHATTAN BANK. THIS MEMORANDUM SHALL NOT BE DISTRIBUTED OR IN ANY WAY COMMUNICATED TO ANY PERSON NOT A PARTY TO THE AGREEMENT OR THE SUPPLEMENT OR A RATING AGENCY WITHOUT THE PRIOR WRITTEN CONSENT OF THE CHASE MANHATTAN BANK.

                                                                      Schedule 2

                        IDENTIFICATION OF TRUST ACCOUNTS


Collection Account #23526-00
The Chase Manhattan Bank
600 Travis, 49th Floor
Houston, TX  77002


                                      S2-1

                                                                      Schedule 3

               LOCATION OF CHIEF EXECUTIVE OFFICE AND JURISDICTION
                           OF FORMATION OF THE COMPANY

CHIEF EXECUTIVE OFFICE:                50 Main Street
                                       White Plains, New York 10606

JURISDICTION OF FORMATION:             Delaware


                                      S3-1